SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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AMG FUNDS I

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April 9, 2021

AMG FUNDS I

AMG BOSTON COMMON GLOBAL IMPACT FUND

(FORMERLY AMG MANAGERS BRANDYWINE FUND)

AMG VERITAS GLOBAL REAL RETURN FUND

(FORMERLY AMG MANAGERS BRANDYWINE BLUE FUND)

Dear Shareholder:

I am writing to you about important proposals relating to AMG Boston Common Global Impact Fund (formerly AMG Managers Brandywine Fund) (the “Global Impact Fund”) and AMG Veritas Global Real Return Fund (formerly AMG Managers Brandywine Blue Fund) (the “Global Real Return Fund”) (each a “Fund,” and collectively, the “Funds”), each a series of AMG Funds I (“AMG Funds I” or the “Trust”). This joint proxy statement asks you to consider and vote on the following proposals:

(i)

if you are a shareholder of the Global Impact Fund, to approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Boston Common Asset Management, LLC (“Boston Common”), an affiliate of the Investment Manager and Affiliated Managers Group, Inc. (“AMG”), the ultimate parent company of the Investment Manager, with respect to the Global Impact Fund;

(ii)

if you are a shareholder of the Global Real Return Fund, to approve a new subadvisory agreement between the Investment Manager and Veritas Asset Management LLP (“Veritas”), an affiliate of the Investment Manager and AMG, with respect to the Global Real Return Fund;

(iii)

if you are a shareholder of the Global Real Return Fund, to approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified”; and

(iv)	to approve a modified “manager-of-managers” structure for your Fund(s).

Veritas has been an affiliate of the Investment Manager and AMG since 2014 and currently serves as subadviser to one other fund in the AMG Funds Family of Funds. Boston Common has been an affiliate of the Investment Manager and AMG since 2021. Affiliates of AMG are collectively referred to herein as “Affiliates.”

For more than two decades, AMG has been the partner of choice to the world’s leading alpha-generating boutique firms. AMG takes great pride in its process for making new investments and in partnering with best in class boutique investment firms globally. With over $600 billion in aggregate assets, AMG’s Affiliates offer a broad array of active, return-seeking strategies, with a focus on strategies in which boutiques maintain a competitive advantage in generating excess returns across market cycles. AMG’s unique partnership approach preserves each Affiliate’s operational and investment autonomy while leveraging the scale of AMG’s global business, with continued direct equity ownership by the Affiliate’s management partners. As highly specialized, independent, partner-owned investment firms, AMG’s Affiliates put their capital at risk alongside that of their clients, ensuring that Affiliates, as subadvisers, are incented to deliver the appropriate long term risk return profile for their Fund clients.

The proposed changes for the Funds, which have been approved by the Board of Trustees, are part of a strategic repositioning of the AMG Funds complex for greater alignment with AMG, in which each fund not currently subadvised by an AMG Affiliate will be transitioned to an AMG Affiliate subadviser. We believe this move will provide a platform for the continued growth and success of the AMG Funds complex, and will create value for each Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The proposed changes will bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The repositioning will bring AMG’s strong partnerships in support of the Funds and AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Funds and the rest of the AMG Funds complex. AMG’s

i

relationship with its Affiliates will also allow the Funds and the other funds in the AMG Funds complex to have greater insight into the Affiliates’ compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. We believe the proposed changes are in the best interest of each Fund.

In light of this, we are asking shareholders to approve Boston Common, an affiliate of the Investment Manager, to serve as the subadviser to the Global Impact Fund, and Veritas, an affiliate of the Investment Manager, to serve as the subadviser to the Global Real Return Fund. Boston Common has been acting as the Global Impact Fund’s subadviser on an interim basis pursuant to an interim subadvisory agreement since March 19, 2021, when it replaced Friess Associates, LLC (“Friess”) and Friess Associates of Delaware, LLC (“Friess of Delaware”) as the sole subadviser to the Global Impact Fund. Veritas has been acting as the Global Real Return Fund’s subadviser on an interim basis pursuant to an interim subadvisory agreement since March 19, 2021, when it replaced Friess and Friess of Delaware as the sole subadviser to the Global Real Return Fund. Under applicable law, if shareholders of the Global Impact Fund and shareholders of the Global Real Return Fund do not approve the applicable new subadvisory agreement on or before August 16, 2021, Boston Common or Veritas, respectively, may no longer be able to act as subadviser to the applicable Fund and the Board of Trustees may consider other alternatives, including possible liquidation of such Fund. The fee rate paid to Boston Common under the applicable interim subadvisory agreement is 0.265% lower and the fee rate paid to Boston Common under the applicable new subadvisory agreement is 0.34% lower than the fee rate that was paid to Friess under the applicable former subadvisory agreement and is paid by the Investment Manager. The fee rate paid to Veritas under the applicable interim subadvisory agreement and the applicable new subadvisory agreement is 0.21% lower than the fee rate that was paid to Friess under the applicable former subadvisory agreement and is paid by the Investment Manager. The approval of each new subadvisory agreement will not increase the management fee rate borne by shareholders of either Fund.

In connection with the hiring of Boston Common, the Board of Trustees approved the following fee changes for the Global Impact Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure: (i) the management fee for the Fund will be reduced from 0.88% to 0.73%; (ii) a new contractual expense limitation agreement will take effect pursuant to which the Investment Manager will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fees of up to 0.15% that Class I shares of the Fund are authorized to pay to financial intermediaries will be eliminated. The net expense ratio for the Fund’s Class I shares will be reduced from 1.11% to 0.93%.

In connection with the hiring of Veritas, the Board of Trustees approved the following fee change for the Global Real Return Fund, which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure: a new contractual expense limitation agreement will take effect pursuant to which the Investment Manager will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The net expense ratio for the Fund’s Class I shares will be reduced from 1.17% to 1.16%.

In connection with the hiring of Boston Common, effective March 19, 2021, the Global Impact Fund (i) changed its name from AMG Managers Brandywine Fund to AMG Boston Common Global Impact Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the MSCI All Country World Index and removed its secondary and tertiary benchmark indices. In connection with the hiring of Veritas, effective March 19, 2021, the Global Real Return Fund (i) changed its name from AMG Managers Brandywine Blue Fund to AMG Veritas Global Real Return Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Bloomberg Barclays US Treasury Inflation-Linked Bond Index and removed its secondary and tertiary benchmark indices. For more information regarding these and other changes to the Funds, please see the supplements dated March 19, 2021 to the Funds’ prospectus dated February 1, 2021, which are attached as Appendix C and Appendix D to the accompanying joint proxy statement. Except with respect to the Global Real Return Fund’s diversification status, shareholders are not being asked to vote on the changes to their Fund’s principal investment strategies.

Shareholders of the Global Real Return Fund are also being asked to approve a change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.” The proposed change will facilitate the management of the Fund by the Investment Manager and Veritas.

Lastly, Fund shareholders are being asked to approve a modified “manager-of-managers” structure for each Fund. Each Fund currently operates under a “manager-of-managers” structure pursuant to an order issued by the Securities and Exchange Commission (the “SEC”) that permits the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (the “AMGF Order”). The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers subject to certain terms and conditions established by the SEC. In addition, the SEC’s terms for using the modified manager-of-managers structure permit funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve the proposal, and if a Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order.

A combined special meeting of shareholders (the “Meeting”) of the Funds has been scheduled for May 18, 2021 to vote on these matters. If you are a shareholder of record of either of the Funds as of the close of business on March 29, 2021, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the applicable proposals, as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of AMG Funds I recommends that you vote “FOR” each proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	At the telephonic shareholder meeting on May 18, 2021. Please see additional information regarding the shareholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call AST Fund Solutions, the Funds’ proxy solicitor, toll-free at 877-478-5043.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Keitha L. Kinne
Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — that include the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning AMG Boston Common Global Impact Fund (formerly AMG Managers Brandywine Fund) (the “Global Impact Fund”) and AMG Veritas Global Real Return Fund (formerly AMG Managers Brandywine Blue Fund) (the “Global Real Return Fund”) (each a “Fund,” and collectively, the “Funds”), each a series of AMG Funds I (“AMG Funds I” or the “Trust”). Each of the proposals is described below.

Q.	What are the proposals about?

A.

The Proxy Statement presents four proposals. Shareholders of the Global Impact Fund are being asked to vote on Proposals 1 and 4 and shareholders of the Global Real Return Fund are being asked to vote on Proposals 2, 3 and 4. The Board of Trustees of the Trust (the “Board”) and AMG Funds LLC (the “Investment Manager”), the Funds’ investment manager, believe Proposals 1 and 4 are in the best interests of the Global Impact Fund and Proposals 2, 3 and 4 are in the best interests of the Global Real Return Fund for the reasons described below.

Proposal 1: Approval of New Subadvisory Agreement with respect to the Global Impact Fund

Proposal 1 relates to a proposed new subadvisory agreement between the Investment Manager and Boston Common Asset Management, LLC (“Boston Common”), an affiliate of the Investment Manager and Affiliated Managers Group, Inc. (“AMG”), the ultimate parent company of the Investment Manager, with respect to the Global Impact Fund. At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic repositioning of the AMG Funds complex in which each fund not currently subadvised by an affiliate (“Affiliate”) of AMG will be transitioned to an AMG Affiliate subadviser, and other factors, the Board terminated the subadvisory agreement with Friess Associates, LLC (“Friess”) and the sub-subadvisory agreement with Friess Associates of Delaware, LLC (“Friess of Delaware”), the then-current subadviser and sub-subadviser, respectively, of the Global Impact Fund, and approved the appointment of Boston Common as the sole subadviser to the Global Impact Fund on an interim basis to replace Friess and Friess of Delaware, with Boston Common’s services beginning on March 19, 2021. Boston Common was appointed interim subadviser pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by applicable law, the interim subadvisory agreement is effective until the earlier of 150 days after the termination of the subadvisory agreement and sub-subadvisory agreement with Friess and Friess of Delaware, respectively, or the approval of a new subadvisory agreement between the Investment Manager and Boston Common by shareholders of the Global Impact Fund. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Boston Common as the subadviser to the Global Impact Fund and the adoption of a new subadvisory agreement between the Investment Manager and Boston Common, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Global Impact Fund are being asked to approve the new subadvisory agreement on or before August 16, 2021 in order to ensure that Boston Common serves as subadviser to the Global Impact Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that shareholders of the Global Impact Fund vote “FOR” Proposal 1.

Proposal 2: Approval of New Subadvisory Agreement with respect to the Global Real Return Fund

Proposal 2 relates to a proposed new subadvisory agreement between the Investment Manager and Veritas Asset Management LLP (“Veritas”), an Affiliate of the Investment Manager and AMG, with respect to the Global Real Return Fund. At a meeting held on March 17-18, 2021, and based upon the recommendation of

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the Investment Manager, the strategic repositioning of the AMG Funds complex in which each fund not currently subadvised by an Affiliate of AMG will be transitioned to an AMG Affiliate subadviser, and other factors, the Board terminated the subadvisory agreement with Friess and the sub-subadvisory agreement with Friess of Delaware, the then-current subadviser and sub-subadviser, respectively, of the Global Real Return Fund, and approved the appointment of Veritas as the sole subadviser to the Global Real Return Fund on an interim basis to replace Friess and Friess of Delaware, with Veritas’ services beginning on March 19, 2021. Veritas was appointed interim subadviser pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the 1940 Act. As required by applicable law, the interim subadvisory agreement is effective until the earlier of 150 days after the termination of the subadvisory agreement and sub-subadvisory agreement with Friess and Friess of Delaware, respectively, or the approval of a new subadvisory agreement between the Investment Manager and Veritas by shareholders of the Global Real Return Fund. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Veritas as the subadviser to the Global Real Return Fund and the adoption of a new subadvisory agreement between the Investment Manager and Veritas, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Global Real Return Fund are being asked to approve the new subadvisory agreement on or before August 16, 2021 in order to ensure that Veritas serves as subadviser to the Global Real Return Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that shareholders of the Global Real Return Fund vote “FOR” Proposal 2.

Proposal 3: Approval of a Change in the Global Real Return Fund’s Sub-Classification under the 1940 Act from “Diversified” to “Non-Diversified”

Proposal 3 relates to a proposed change in the Global Real Return Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.” As a non-diversified fund, the Global Real Return Fund would have increased flexibility to invest a greater percentage of the Global Real Return Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund. If Proposal 3 is approved, non-diversified fund risk would become a principal investment risk of the Global Real Return Fund, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. Changing the Global Real Return Fund’s sub-classification from a diversified fund to a non-diversified fund requires shareholder approval. If shareholders approve this change, the Global Real Return Fund’s fundamental investment policy with respect to diversification of investments will be eliminated to reflect that the Fund is non-diversified. For the reasons discussed in the Proxy Statement, the Board recommends that shareholders of the Global Real Return Fund vote “FOR” Proposal 3.

Proposal 4: Approval of a Modified Manager-of-Managers Structure for each Fund

Proposal 4 relates to a proposed modified “manager-of-managers” structure for each Fund. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but each Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve Proposal 4, and if a Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order. Fund shareholder approval is being sought to provide each Fund with flexibility to operate under the Carillon Order manager-of-managers structure. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 4.

Q.	What is the impact of Proposals 1 and 2 on each Fund’s investment objective, principal investment strategies and principal risks?

A.

In connection with the hiring of Boston Common, effective March 19, 2021, the Global Impact Fund (i) changed its name from AMG Managers Brandywine Fund to AMG Boston Common Global Impact Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the MSCI All Country World Index and removed its secondary and tertiary benchmark indices.

Under Friess and Friess of Delaware’s management of the Global Impact Fund’s portfolio, the Fund’s investment objective was “to seek capital appreciation”. Under Boston Common’s management of the Fund’s portfolio, the Fund’s investment objective is “seeks long-term capital appreciation”. Under Friess and Friess of Delaware’s management of the Global Impact Fund’s portfolio, the Fund invested principally in common stocks of U.S. companies and, to a lesser extent, in equity securities of foreign issuers, usually those that were publicly traded in the U.S. either directly or through American Depositary Receipts. Under Boston Common’s management of the Global Impact Fund’s portfolio, the Fund invests in a diversified portfolio of global equity securities, including common stocks, American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts using its global impact strategy, which is different than the investment strategy of Friess and Friess of Delaware. Boston Common evaluates financial and sustainability criteria in seeking to identify companies that provide products or services enabling solutions that positively impact society and address sustainability challenges globally, as determined by Boston Common, with reference in part to the United Nations’ Sustainable Development Goals.

In connection with the hiring of Veritas, effective March 19, 2021, the Global Real Return Fund (i) changed its name from AMG Managers Brandywine Blue Fund to AMG Veritas Global Real Return Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Bloomberg Barclays US Treasury Inflation-Linked Bond Index and removed its secondary and tertiary benchmark indices. In addition, shareholders of the Global Real Return Fund are being asked to approve a change to the Fund’s diversification status, as described in Proposal 3.

Under Friess and Friess of Delaware’s management of the Global Real Return Fund’s portfolio, the Fund’s investment objective was “to seek capital appreciation.” Under Veritas’ management of the Fund’s portfolio, the Fund’s investment objective is “seeks to deliver real returns over the medium and longer term.” Under Friess and Friess of Delaware’s management of the Global Real Return Fund’s portfolio, the Fund invested principally in common stocks of U.S. companies and, to a lesser extent, in equity securities of foreign issuers, usually those that were publicly traded in the U.S. either directly or through American Depositary Receipts. Under Veritas’ management of the Global Real Return Fund’s portfolio, the Fund seeks to achieve its investment objective by investing in global equities and derivatives using its global real return strategy, which is different than the investment strategy of Friess and Friess of Delaware. Veritas plans to invest the Fund’s assets invest in long positions to achieve long term capital growth and overlay short positions in index futures in order to preserve capital.

For more information regarding these and other changes to the Funds, please see the supplements dated March 19, 2021 to the Funds’ prospectus dated February 1, 2021, which are attached as Appendix C and Appendix D to the Proxy Statement.

Q.	What is the impact of the Proposals on each Fund’s fees and expenses?

A.

In connection with the hiring of Boston Common, the Board approved certain fee changes for the Global Impact Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s gross and net expense ratios as compared with the Fund’s current fee structure. The gross and net expense ratios for the Global Impact Fund’s Class I shares are expected to be reduced from 1.11% to 0.93%.

In connection with the hiring of Veritas, the Board approved certain fee changes for the Global Real Return Fund, which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The net expense ratio for the Global Real Return Fund’s Class I shares will be reduced from 1.17% to 1.16%. The Global Real Return Fund does not currently anticipate a reduction in the gross expense ratio for Class I shares.

For more information regarding these and other changes to the Funds, please see the supplements dated March 19, 2021 to the Funds’ prospectus dated February 1, 2021, which are attached as Appendix C and Appendix D to the Proxy Statement.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the combined special meeting of shareholders of the Funds to be held on May 18, 2021 (the “Meeting”) at 3:00 p.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Combined Special Meeting of Shareholders. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each applicable proposal. Please see the section of the Proxy Statement discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	Why am I receiving information about a Fund I do not own?

A.

Management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for both Funds. Only shareholders of the Global Impact Fund will vote on Proposal 1, and only shareholders of the Global Real Return Fund will vote on Proposals 2 and 3. Shareholders of each Fund will vote separately on Proposal 4 on a Fund-by-Fund basis.

Q.	What vote is required to approve the proposals?

A.

Each proposal must be approved by a “vote of a majority of the outstanding voting securities” of the respective Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	What happens if shareholders do not approve the proposals?

A.

The Board unanimously recommends that shareholders approve each proposal. However, if shareholders of the Global Impact Fund do not approve Proposal 1, the new subadvisory agreement between the Investment Manager and Boston Common with respect to the Global Impact Fund will not take effect, and the Board will determine what further action is appropriate for the Global Impact Fund. Likewise, if shareholders of the Global Real Return Fund do not approve Proposal 2, the new subadvisory agreement between the Investment Manager and Veritas with respect to the Global Real Return Fund will not take effect, and the Board will determine what further action is appropriate for the Global Real Return Fund.

If shareholders of the Global Real Return Fund do not approve Proposal 3, the Global Real Return Fund will continue to operate as a diversified fund.

If shareholders of a Fund do not approve Proposal 4, the applicable Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and such Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

An unfavorable vote on any proposal by the shareholders of the applicable Fund will not affect the implementation of the other proposal(s).

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the relevant proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, a Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I vote?

A.

You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call AST Fund Solutions, the Funds’ proxy solicitor (the “Solicitor”), toll-free at 877-478-5043.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor, toll-free at 877-478-5043.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS I

AMG BOSTON COMMON GLOBAL IMPACT FUND

(FORMERLY AMG MANAGERS BRANDYWINE FUND)

AMG VERITAS GLOBAL REAL RETURN FUND

(FORMERLY AMG MANAGERS BRANDYWINE BLUE FUND)

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 18, 2021

Notice is hereby given that a combined special meeting of shareholders (the “Meeting”) of AMG Boston Common Global Impact Fund (formerly AMG Managers Brandywine Fund) (the “Global Impact Fund”) and AMG Veritas Global Real Return Fund (formerly AMG Managers Brandywine Blue Fund) (the “Global Real Return Fund”) (each a “Fund,” and collectively, the “Funds”), each a series of AMG Funds I (“AMG Funds I” or the “Trust”), will be held on May 18, 2021 at 3:00 p.m. Eastern Time for the purposes listed below. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Proposal Summary

1.  To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Boston Common Asset Management, LLC with respect to the Global Impact Fund.

2.  To approve a new subadvisory agreement between the Investment Manager and Veritas Asset Management LLP with respect to the Global Real Return Fund.

3.  To approve a change in the Global Real Return Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”

4.  For each Fund, to approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

5.  To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” each proposal.

Shareholders of record at the close of business on March 29, 2021 are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Boston Common Global Impact Fund” and/or “AMG Veritas Global Real Return Fund”, as applicable, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

We call your attention to the accompanying proxy statement. Your Fund requests that you complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting at the Meeting. Please call AST Fund Solutions, the Funds’ proxy solicitor, toll-free at 877-478-5043 if you have any questions relating to attending the Meeting or your vote instructions.

x

By Order of the Board of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON MAY 18, 2021

This Proxy Statement and the accompanying Notice of Combined Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about each Fund in such Fund’s annual report, dated September 30, 2020, including financial reports for the fiscal year ended September 30, 2020. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by calling 1-800-548-4539, or on the Funds’ website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF YOU DO NOT EXPECT TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AMG FUNDS I

AMG BOSTON COMMON GLOBAL IMPACT FUND

(FORMERLY AMG MANAGERS BRANDYWINE FUND)

AMG VERITAS GLOBAL REAL RETURN FUND

(FORMERLY AMG MANAGERS BRANDYWINE BLUE FUND)

JOINT PROXY STATEMENT

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 18, 2021

This joint proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds I (“AMG Funds I” or the “Trust”) and its series, AMG Boston Common Global Impact Fund (formerly AMG Managers Brandywine Fund) (the “Global Impact Fund”) and AMG Veritas Global Real Return Fund (formerly AMG Managers Brandywine Blue Fund) (the “Global Real Return Fund”) (each a “Fund,” and collectively, the “Funds”). The proxies are being solicited for use at a combined special meeting of shareholders of the Funds to be held on May 18, 2021 at 3:00 p.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Board has called the Meeting and is soliciting proxies from shareholders of the Funds for the purposes listed below:

Proposal Summary		Fund(s) Voting on the Proposal
1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Boston Common Asset Management, LLC (“Boston Common”) with respect to the Global Impact Fund.	Global Impact Fund

2.	To approve a new subadvisory agreement between the Investment Manager and Veritas Asset Management LLP (“Veritas”) with respect to the Global Real Return Fund.	Global Real Return Fund

3.	To approve a change in the Global Real Return Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”	Global Real Return Fund

4.	To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.	Both Funds

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	Both Funds

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about April 13, 2021.

Shareholders of record at the close of business on March 29, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call AST Fund Solutions, the Funds’ proxy solicitor, toll-free at 877-478-5043.

OVERVIEW OF THE PROPOSALS

Introduction

The Trust is currently comprised of nine mutual funds, but only the Funds are the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Massachusetts business trust. The Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator of the Funds and is responsible for the Funds’ overall administration and operations.

AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, serves as the Funds’ distributor.

The principal executive offices of the Trust are located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901.

Proposal 1: Approval of New Subadvisory Agreement with respect to the Global Impact Fund

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic repositioning of the AMG Funds complex in which each fund not currently subadvised by an affiliate (“Affiliate”) of AMG will be transitioned to an AMG Affiliate subadviser, and other factors, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), terminated the subadvisory agreement with Friess Associates, LLC (“Friess”) (the “Former Global Impact Subadvisory Agreement”) and the sub-subadvisory agreement with Friess Associates of Delaware, LLC (“Friess of Delaware”) (the “Former Global Impact Sub-Subadvisory Agreement”), the then-current subadviser and sub-subadviser, respectively, of the Global Impact Fund, and approved the appointment of Boston Common as the sole subadviser to the Global Impact Fund on an interim basis to replace Friess and Friess of Delaware, with Boston Common’s services beginning on March 19, 2021. The Investment Manager and the Board believed that termination of the Former Global Impact Subadvisory Agreement and the Former Global Impact Sub-Subadvisory Agreement and the proposed new arrangements with Boston Common were in the best interests of the Global Impact Fund and its shareholders. Boston Common was appointed interim subadviser pursuant to an interim subadvisory agreement between the Investment Manager and Boston Common (the “Interim Global Impact Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the Former Global Impact Subadvisory Agreement and the Former Global Impact Sub-Subadvisory or the approval of the New Global Impact Subadvisory Agreement (as defined below) by shareholders of the Global Impact Fund. At the meeting held on March 17-18, 2021, the Board, including a majority of the Independent Trustees, also approved (i) the longer-term appointment of Boston Common as the subadviser to the Global Impact Fund, (ii) a new subadvisory agreement between the Investment Manager and Boston Common with respect to the Global Impact Fund (the “New Global Impact Subadvisory Agreement”) and (iii) the submission of the New Global Impact Subadvisory Agreement to shareholders of the Global Impact Fund for approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Global Impact Fund are being asked to approve the New Global Impact Subadvisory Agreement on or before August 16, 2021 in order to ensure that Boston Common serves as subadviser to the Global Impact Fund on an uninterrupted basis following that date (“Proposal 1”). As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 1.

The material differences between the Interim Global Impact Subadvisory Agreement and the Former Global Impact Subadvisory Agreement with respect to the Global Impact Fund, as well as the material differences between the New Global Impact Subadvisory Agreement approved by the Board and the Former Global Impact Subadvisory Agreement, are described below under “Description of The Interim Global Impact Subadvisory Agreement” and “Description of the New Global Impact Subadvisory Agreement”.

If the shareholders of the Global Impact Fund approve the New Global Impact Subadvisory Agreement between the Investment Manager and Boston Common, Boston Common will continue to serve as subadviser to the Global Impact Fund under the terms of the New Global Impact Subadvisory Agreement. If shareholders of the Global Impact Fund do not approve the New Global Impact Subadvisory Agreement, the New Global Impact Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Global Impact Fund.

In connection with the hiring of Boston Common, effective March 19, 2021, the Global Impact Fund (i) changed its name from AMG Managers Brandywine Fund to AMG Boston Common Global Impact Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the MSCI All Country World Index and removed its secondary and tertiary benchmark indices. Also in connection with the hiring of Boston Common, the Board approved certain fee changes for the Global Impact Fund, all of which will be implemented upon the effectiveness of the New Global Impact Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. For more information regarding these and other changes to the Global Impact Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix C to the Proxy Statement.

Proposal 2: Approval of New Subadvisory Agreement with respect to the Global Real Return Fund

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic repositioning of the AMG Funds complex in which each fund not currently subadvised by an Affiliate of AMG will be transitioned to an AMG Affiliate subadviser, and other factors, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), terminated the subadvisory agreement with Friess (the “Former Global Real Return Subadvisory Agreement”) and the sub-subadvisory agreement with Friess of Delaware (the “Former Global Real Return Sub-Subadvisory Agreement”), the then-current subadviser and sub-subadviser, respectively, of the Global Real Return Fund, and approved the appointment of Veritas as the sole subadviser to the Global Real Return Fund on an interim basis to replace Friess and Friess of Delaware, with Veritas’ services beginning on March 19, 2021. The Investment Manager and the Board believed that termination of the Former Global Real Return Subadvisory Agreement and the Former Global Real Return Sub-Subadvisory Agreement and the proposed new arrangements with Veritas were in the best interests of the Global Real Return Fund and its shareholders. Veritas was appointed interim subadviser pursuant to an interim subadvisory agreement between the Investment Manager and Veritas (the “Interim Global Real Return Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the Former Global Real Return Subadvisory Agreement and the Former Global Real Return Sub-Subadvisory Agreement or the approval of the New Global Real Return Subadvisory Agreement (as defined below) by shareholders of the Global Real Return Fund. At the meeting held on March 17-18, 2021, the Board, including a majority of the Independent Trustees, also approved (i) the longer-term appointment of Veritas as the subadviser to the Global Real Return Fund, (ii) a new subadvisory agreement between the Investment Manager and Veritas with respect to the Global Real Return Fund (the “New Global Real Return Subadvisory Agreement”) and (iii) the submission of the New Global Real Return Subadvisory Agreement to shareholders of the Global Real Return Fund for approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Global Real Return Fund are being asked to approve the New Global Real Return Subadvisory Agreement on or before August 16, 2021 in order to ensure that Veritas serves as subadviser to the Global Real Return Fund on an uninterrupted basis following that date (“Proposal 2”). As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 2.

The material differences between the Interim Global Real Return Subadvisory Agreement and the Former Global Real Return Subadvisory Agreement with respect to the Global Real Return Fund, as well as the material differences between the New Global Real Return Subadvisory Agreement approved by the Board and the Former Global Real Return Subadvisory Agreement, are described below under “Description of The Interim Global Real Return Subadvisory Agreement” and “Description of the New Global Real Return Subadvisory Agreement”.

If the shareholders of the Global Real Return Fund approve the New Global Real Return Subadvisory Agreement between the Investment Manager and Veritas, Veritas will continue to serve as subadviser to the Global Real Return Fund under the terms of the New Global Real Return Subadvisory Agreement. If shareholders of the Global Real Return Fund do not approve the New Global Real Return Subadvisory Agreement, the New Global Real Return Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Global Real Return Fund.

In connection with the hiring of Veritas, effective March 19, 2021, the Global Real Return Fund (i) changed its name from AMG Managers Brandywine Blue Fund to AMG Veritas Global Real Return Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Bloomberg Barclays US Treasury Inflation-Linked Bond Index and removed its secondary and tertiary benchmark indices. Also in connection with the hiring of Veritas, they approved certain fee changes for the Global Real Return Fund, which will be implemented upon the effectiveness of the New Global Real Return Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. For more information regarding these and other changes to the Global Real Return Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix D to the Proxy Statement.

Proposal 3: Approval of a Change in the Global Real Return Fund’s Sub-Classification under the 1940 Act from “Diversified” to “Non-Diversified”

Proposal 3 relates to a proposed change in the Global Real Return Fund’s sub-classification under the 1940 Act from a “diversified” fund to a “non-diversified” fund. As a non-diversified Fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund (“Proposal 3”). If Proposal 3 is approved, non-diversified fund risk would become a principal investment risk of the Fund, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. Changing the Fund’s sub-classification from a diversified fund to a non-diversified fund requires shareholder approval. If shareholders approve this change, the Global Real Return Fund’s fundamental investment policy with respect to diversification of investments will be eliminated to reflect that the Fund is non-diversified. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 3.

If shareholders of the Global Real Return Fund do not approve Proposal 3, the Global Real Return Fund will continue to operate as a diversified fund.

Proposal 4: Approval of a Modified Manager-of-Managers Structure for each Fund

Proposal 4 relates to a proposed modified “manager-of-managers” structure for each Fund (“Proposal 4”). Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but each Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would also permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve Proposal 4, and if a Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order. Fund shareholder approval is being sought to provide each Fund with flexibility to operate under the Carillon Order manager-of-managers structure. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 4.

If shareholders of a Fund approve Proposal 4, the applicable Fund will operate under a manager-of-managers structure pursuant to the Carillon Order and the Investment Manager will have flexibility, subject to certain terms and requirements, to enter into and materially amend subadvisory agreements with affiliated and unaffiliated subadvisers without the need for shareholder approval. The applicable Fund would also have flexibility to disclose fees paid to subadvisers on an aggregate, rather than individual, basis, subject to approval by the SEC of an amendment to the AMGF Order. If shareholders of a Fund do not approve Proposal 4, the applicable Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the applicable Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Voting Procedures

Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of a Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. For each of the Funds, the holders of 10% of the shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to that Fund. Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities,” as defined below, of the respective Fund is required to approve each proposal, abstentions and broker non-votes will have the effect of a vote against a proposal.

At the time of the Meeting or any adjournment thereof, the Funds’ custodian may be permitted to vote shares held by certain individual retirement accounts for which it is the trustee and that are not otherwise voted by such account holder. If a Fund’s custodian votes such shares it will vote them in the same proportions as other retirement account shareholders for which it is the trustee and that have submitted voting instructions for their shares. If a Fund’s custodian is authorized to vote the shares and so votes, shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposals will be approved.

Whether or not a quorum is present at the Meeting, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more proposals to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice. Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided under “Additional Information” below, representing the same number of votes for each Fund. The persons who are known to have owned beneficially or of record 5% or more of each Fund’s outstanding shares as of March 31, 2021 are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted in accordance with management’s recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the Amended and Restated Agreement and Declaration of Trust of the Trust, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

For each Fund, the cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and Boston Common or Veritas, as applicable. Please see “Additional Information” below for more information regarding solicitation of proxies. If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Boston Common Global Impact Fund” and/or “AMG Veritas Global Real Return Fund”, as applicable, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

PROPOSAL 1: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND BOSTON COMMON WITH RESPECT TO AMG BOSTON COMMON GLOBAL IMPACT FUND.

Board of Trustees Approvals

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic repositioning of the AMG Funds complex in which each fund not currently subadvised by an Affiliate of AMG will be transitioned to an AMG Affiliate subadviser, and other factors, the Board approved the appointment of Boston Common as the subadviser to the Global Impact Fund on an interim basis to replace Friess and Friess of Delaware, with Boston Common’s services beginning on March 19, 2021, and approved the Interim Global Impact Subadvisory Agreement. As a consequence, on March 19, 2021, Friess and Friess of Delaware ceased serving as subadviser and sub-subadviser, respectively, to the Global Impact Fund, and Boston Common began serving as the sole subadviser to the Global Impact Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Boston Common as the subadviser to the Global Impact Fund and approved the New Global Impact Subadvisory Agreement, subject to shareholder approval. In approving the Interim Global Impact Subadvisory Agreement and the New Global Impact Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of Boston Common is in the best interests of the Global Impact Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

The Board’s determination to approve the appointment of Boston Common as subadviser of the Global Impact Fund and to approve the Interim Global Impact Subadvisory Agreement and the New Global Impact Subadvisory Agreement was based on a variety of factors and considerations, including:

(i)	recommendation by the Investment Manager, which was based on its ongoing evaluation of Global Impact Fund characteristics and exposures and subadviser performance and investment strategy;

(ii)	qualitative and quantitative analysis of Boston Common’s organizational structure, investment process, style and long-term performance record;

(iii)

that Boston Common would receive a rate of compensation under the Interim Global Impact Subadvisory Agreement that is 0.265% lower than the rate received by Friess under the Former Global Impact Subadvisory Agreement and that Boston Common would receive a rate of compensation under the New Global Impact Subadvisory Agreement that is 0.34% lower than the rate received by Friess under the Former Global Impact Subadvisory Agreement; and

(iv)

that the following fee changes for the Fund would be implemented upon the effectiveness of the New Global Impact Subadvisory Agreement and would result in the overall reduction of the Fund’s gross and net expense ratios as compared with the Fund’s current fee structure: (i) the management fee for the Fund will be reduced from 0.88% to 0.73%; (ii) a new contractual expense limitation agreement will take effect pursuant to which the Investment Manager will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fees of up to 0.15% that Class I shares of the Fund are authorized to pay to financial intermediaries will be eliminated. The gross and net expense ratios for the Fund’s Class I shares are expected to be reduced from 1.11% to 0.93%.

The recommendation to hire Boston Common was based on the Investment Manager’s belief that Boston Common is a high quality investment adviser with a demonstrated ability to manage global impact portfolios and to manage the overall risk of the Global Impact Fund’s portfolio and would be appropriately suited to manage assets for the Global Impact Fund. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of Boston Common, (ii) the adoption of the Interim Global Impact Subadvisory Agreement, effective on March 19, 2021, until the earlier of 150 days after the termination of the Former Global Impact Subadvisory Agreement and the Former Global Impact Sub-Subadvisory Agreement or the approval of the New Global Impact Subadvisory Agreement by shareholders of the Global Impact Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Global Impact Subadvisory Agreement. A form of the proposed New Global Impact Subadvisory Agreement is attached as Appendix A.

The disposition of Fund securities in connection with the transition of the Global Impact Fund’s investment strategies caused the Fund to realize taxable income for U.S. federal income tax purposes. The Global Impact Fund made a special distribution to shareholders of all such income. The Global Impact Fund also bears any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, in connection with the purchases and sales of portfolio securities related to the realignment of the Fund’s portfolio.

Information About Boston Common

The following is a description of Boston Common, based solely on information provided to the Investment Manager by Boston Common.

Boston Common manages the Fund’s portfolio using its global impact strategy. Please see Appendix E for more information regarding Boston Common’s Global Impact Composite. Under Friess and Friess of Delaware’s management of the Global Impact Fund’s portfolio, the Fund’s investment objective was “to seek capital appreciation” and, under Boston Common’s management of the Fund’s portfolio, the Fund’s investment objective is “seeks long-term capital appreciation”. Under Friess and Friess of Delaware’s management of the Global Impact Fund’s portfolio, the Fund invested principally in common stocks of U.S. companies and, to a lesser extent, in equity securities of foreign issuers, usually those that were publicly traded in the U.S. either directly or through American Depositary Receipts. Under Boston Common’s management of the Global Impact Fund’s portfolio, the Fund invests in a diversified portfolio of global equity securities, including common stocks, American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Boston Common evaluates financial and sustainability criteria in seeking to identify companies that provide products or services enabling solutions that positively impact society and address sustainability challenges globally, as determined by Boston Common, with reference in part to the United Nations’ Sustainable Development Goals.

Boston Common is located at 200 State Street, 7th Floor, Boston, Massachusetts 02109. As of December 31, 2020, Boston Common had assets under management of approximately $3.9 billion. The senior partners of Boston Common hold a majority of the equity of the firm. AMG holds a minority equity interest in Boston Common. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2020, AMG had approximately $716 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of Boston Common is set forth below. The address of each of them is c/o Boston Common Asset Management, LLC, 200 State Street, 7th Floor, Boston, Massachusetts 02109.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Geeta Aiyer, CFA	President; Member
Allyson McDonald	Chief Executive Officer; Member
Nancy Spady	Chief Financial Officer; Member
Kristina Eisnor	Chief Operating Officer & Chief Compliance Officer; Member
Matthew Zalosh, CFA	Chief Investment Officer – International Strategies; Member
Lauren Compere	Director of Shareowner Engagement; Member
Steven Heime	Director of ESG Research; Member
Praveen Abichandani, CFA	Member
Corne Biemans	Member

Description of the New Global Impact Subadvisory Agreement

The terms of the New Global Impact Subadvisory Agreement are not materially different from the terms of the Former Global Impact Subadvisory Agreement, with certain exceptions. These exceptions are described below under “Comparison with Terms of the Former Global Impact Subadvisory Agreement.” The description of the New Global Impact Subadvisory Agreement as set forth herein is qualified in its entirety by the provisions of the form of the New Global Impact Subadvisory Agreement in Appendix A.

Services

Under the New Global Impact Subadvisory Agreement, if Proposal 1 is approved by Global Impact Fund shareholders, Boston Common agrees, subject to the stated investment objective and policies of the Global Impact Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Global Impact Fund in compliance with the Global Impact Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Global Impact Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Global Impact Fund and what portion, if any, of the assets of the Global Impact Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Global Impact Fund. Boston Common will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Global Impact Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. Boston Common will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Global Impact Fund in light of current and prospective economic and market conditions.

Under the New Global Impact Subadvisory Agreement, Boston Common will exercise voting authority with respect to proxies that the Global Impact Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Global Impact Fund for which Boston Common has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Investment Manager and the Board; provided, further, that such authority may be revoked in whole or in part by the Investment Manager if required by applicable law. Boston Common will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. Boston Common will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. Boston Common will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to the Global Impact Fund, Boston Common will be required to provide such periodic and special reports as the Board may request with respect to matters relating to the duties of Boston Common under the New Global Impact Subadvisory Agreement.

Compensation

Under the investment management agreement between the Trust and the Investment Manager dated July 31, 2003, as amended (the “Management Agreement”), the Global Impact Fund pays the Investment Manager a fee at the annual rate of 0.88% of the Global Impact Fund’s average daily net assets. For the fiscal year ended September 30, 2020, the Global Impact Fund paid the Investment Manager $6,932,573 for advisory services provided to the Global Impact Fund before any fee waivers or reimbursements. In connection with the hiring of Boston Common, the Board has approved a reduction in the Fund’s management fee to an annual rate of 0.73% of the Fund’s average daily net assets, which will be implemented upon the effectiveness of the New Global Impact Subadvisory Agreement.

The following is a comparison of the management fees paid by the Global Impact Fund to the Investment Manager during the fiscal year ended September 30, 2020 with the management fees that would have been paid if the new management fee rate to be paid by the Fund (0.73%) had been in effect:

Management fees paid by the Global Impact Fund to the Investment Manager for the fiscal year ended September 30, 2020	Management fees paid by the Global Impact Fund if the new management fee had been in effect during the fiscal year ended September 30, 2020	Percent Difference
$6,932,573	$5,750,884	-17%

Under the terms of the Former Global Impact Subadvisory Agreement, dated October 1, 2013, as amended, Friess received a subadvisory fee paid by the Investment Manager at an annual rate of 0.78% of the average daily net assets of the Global Impact Fund managed by the Subadviser. For the fiscal year ended September 30, 2020, the Investment Manager paid Friess $6,144,780 for subadvisory services provided to the Global Impact Fund. Under the terms of the New Global Impact Subadvisory Agreement, Boston Common is proposed to receive a subadvisory fee paid by the Investment Manager at an annual rate of 0.44%.

The following is a comparison of the subadvisory fees paid by the Investment Manager to Friess during the fiscal year ended September 30, 2020 with the subadvisory fees that would have been paid if the proposed subadvisory fee rate to be paid to Boston Common had been in effect:

Subadvisory fees paid by the Investment Manager to Friess for the fiscal year ended September 30, 2020	Subadvisory fees paid by the Investment Manager if the proposed fee for Boston Common had been in effect during the fiscal year ended September 30, 2020	Percent Difference
$6,144,780	$3,466,286	-44%

The hiring of Boston Common and the approval of the New Global Impact Subadvisory Agreement will not increase the management fee rate paid by Global Impact Fund shareholders. The fees paid to Boston Common under the New Global Impact Subadvisory Agreement are not paid by the Global Impact Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Global Impact Fund. Shareholders will not experience an increase in expenses as a result of the change in subadvisory fee paid to Boston Common and it will not result in an increase in the total expense ratio for the Global Impact Fund.

Current and Pro Forma Examples of the Fund’s Total Annual Operating Expenses

Mutual funds pay ongoing fees for investment management and other services. These changes are known as the total annual fund operating expenses.

The tables below show examples of the Fund’s total annual operating expenses under the current fee structure and pro forma total annual operating expenses under the proposed fee structure. The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I (Expenses under Current Fee Structure)	0.88%	None	0.23%	1.11%
Class I (Pro Forma Expenses based on Proposed Fee Structure)	0.73%	None	0.20%	0.93%

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class I (Expenses under Current Fee Structure)	$113	$353	$612	$1,352
Class I (Pro Forma Expenses based on Proposed Fee Structure)	$95	$296	$515	$1,143

Comparison with Terms of the Former Global Impact Subadvisory Agreement

Among the differences between the Former Global Impact Subadvisory Agreement and the New Global Impact Subadvisory Agreement are the following:

Subject Matter	Former Global Impact Subadvisory Agreement	New Global Impact Subadvisory Agreement
Duration	The Former Global Impact Subadvisory Agreement continued in effect only so long as its continuance was specifically approved at least annually by the Trustees or the shareholders of the Fund in the manner required by the 1940 Act.	The New Global Impact Subadvisory Agreement, after its initial two-year term, will continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

Termination	The Former Global Impact Subadvisory Agreement could be terminated by (i) the Investment Manager at any time	The New Global Impact Subadvisory Agreement may be terminated at any time, without payment of any penalty,

Subject Matter	Former Global Impact Subadvisory Agreement	New Global Impact Subadvisory Agreement
	without penalty, upon notice to Friess and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on notice to Friess or (iii) by Friess at any time without penalty, upon thirty (30) days’ written notice to the Investment Manager and the Trust.	(i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Investment Manager, or (iii) by Boston Common, in each case on sixty (60) days’ prior written notice to the other party.

Delegation to Sub-subadviser	The Former Global Impact Subadvisory Agreement included provisions regarding the subadviser’s delegation of some or all of its responsibilities to a sub-subadviser.	No corresponding provision.

Subadviser Authority to Enter into Agreements on Behalf of the Fund	No corresponding provision.	Under the New Subadvisory Agreement, Boston Common is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Fund’s prospectus.

Proxy Voting Authority	The Former Global Impact Subadvisory Agreement provided that the Investment Manager had the authority to revoke, in whole or in part, Friess’s proxy voting authority at any time upon notice to Friess.

The New Global Impact Subadvisory Agreement provides that the Investment Manager may revoke, in whole or in part, Boston Common’s proxy voting authority if required by applicable law.

The New Global Impact Subadvisory Agreement also clarifies Boston Common’s proxy voting authority by adding a provision explicitly authorizing Boston Common to engage a third party for purposes of providing proxy advisory or voting services.

Portfolio Transactions/Brokerage Allocation Practices

The Former Global Impact Subadvisory Agreement set forth terms under which the Investment Manager could direct Friess to execute portfolio transactions on behalf of the Fund with brokers and dealers providing brokerage or research services to the Fund or the Investment Manager, subject to such broker or dealer being able to obtain the best net price and execution on any such transaction.

Under the Former Global Impact Subadvisory Agreement, Friess agreed that it would not execute any portfolio

The New Global Impact Subadvisory Agreement does not include explicit terms under which the Investment Manager can direct Boston Common to execute portfolio transactions.

Under the New Global Impact Subadvisory Agreement, Boston Common agrees that (i) the Investment Manager shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be

Subject Matter	Former Global Impact Subadvisory Agreement	New Global Impact Subadvisory Agreement

transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the 1940 Act) of the Trust, the Investment Manager or any subadviser for the Trust except in accordance with procedures adopted by the Board of Trustees of the Trust.

The Former Global Impact Subadvisory Agreement did not include terms addressing Freiss’ authority to buy securities for the Fund at the same time it was selling such securities for another client, to sell securities for the Fund at the same time it was buying such securities for another client, to effectuate cross transactions or to aggregate securities to be sold or purchased, nor did it specifically address the subadviser’s responsibility for the custody of the Fund’s assets or acts of the Fund’s custodian.

effected, including, without limitation, brokers or dealers affiliated with the Investment Manager, and (ii) Boston Common shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Manager to do so is obtained, but Boston Common shall not be liable to the Fund for so acting. Also under the New Subadvisory Agreement, Boston Common agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of Boston Common (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) without the prior written approval of the Investment Manager, which shall not be unreasonably withheld.

The New Global Impact Subadvisory Agreement clarifies that: (i) Boston Common may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account; (ii) Boston Common may, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, effectuate cross transactions between the Fund and such other account if it deems this to be advantageous; (iii) to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, Boston Common may aggregate the securities to be sold or purchased in order to obtain best execution and lower brokerage commissions, if any, and will allocate such aggregated securities and expenses incurred in such transactions in a manner Boston Common considers to be most equitable and consistent with its

Subject Matter	Former Global Impact Subadvisory Agreement	New Global Impact Subadvisory Agreement

fiduciary obligations; and (iv) Boston Common will not have possession or custody of any Fund investments and, upon giving proper instructions to the custodian, will not be responsible or liable for the acts, omissions or other conduct of the custodian.

Assignment of Expenses	No corresponding provision.	The New Global Impact Subadvisory Agreement provides that (a) Boston Common will bear all expenses incurred by it in the performance of its duties under the New Global Impact Subadvisory Agreement, other than those expenses specifically assumed by the Trust under the New Global Impact Subadvisory Agreement; (b) subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any; and (c) in addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

Insurance	Under the Former Global Impact Subadvisory Agreement, the subadviser agreed to maintain an appropriate level of errors and omissions or professional liability insurance.	No corresponding provision.

Indemnification	No corresponding provision.	The New Subadvisory Agreement provides that the Investment Manager and Boston Common will indemnify each other from and against certain damages related to the performance of services by the other party under the New Subadvisory Agreement.

The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Global Impact Subadvisory Agreement at a meeting held on June 25, 2020. The Former Global Impact Subadvisory Agreement was submitted to a vote of the Global Impact Fund’s sole shareholder on September 25, 2013, for the purpose of organizing the Global Impact Fund.

In accordance with Rule 15a-4 under the 1940 Act, Global Impact Fund shareholders are being asked to approve the New Global Impact Subadvisory Agreement on or before August 16, 2021 in order to ensure that Boston Common serves as subadviser to the Global Impact Fund on an uninterrupted basis following that date.

Description of the Interim Global Impact Subadvisory Agreement

The terms of the Interim Global Impact Subadvisory Agreement are not materially different from the terms of the Former Global Impact Subadvisory Agreement, with certain exceptions. The differences between the terms of the Interim Global Impact Subadvisory Agreement and those of the Former Global Impact Subadvisory Agreement are identical to the differences between the New Global Impact Subadvisory Agreement and the Former Global Impact Subadvisory Agreement, as described in “Description of the New Global Impact Subadvisory Agreement” above, except that, (i) Boston Common receives a subadvisory fee paid by the Investment Manager at an annual rate of 0.515% under the Interim Global Impact Subadvisory Agreement, and (ii) unlike the New Global Impact Subadvisory Agreement, the Interim Global Impact Subadvisory Agreement will continue in effect until the earlier of 150 days after the termination of the Former Global Impact Subadvisory Agreement or the date upon which the New Global Impact Subadvisory Agreement is approved by a majority of the outstanding voting securities of the Global Impact Fund (as defined in the 1940 Act).

The following is a comparison of the subadvisory fees paid by the Investment Manager to Friess during the fiscal year ended September 30, 2020 with the subadvisory fees that would have been paid if the subadvisory fee rate paid to Boston Common under the Interim Global Impact Subadvisory Agreement had been in effect:

Subadvisory fees paid by the Investment Manager to Friess for the fiscal year ended September 30, 2020	Subadvisory fees paid by the Investment Manager if the fee for Boston Common under the Interim Subadvisory Agreement had been in effect during the fiscal year ended September 30, 2020	Percent Difference
$6,144,780	$4,057,131	-34%

The hiring of Boston Common and the approval of the Interim Global Impact Subadvisory Agreement did not increase the management fee rate paid by Global Impact Fund shareholders. The fees paid to Boston Common under the Interim Global Impact Subadvisory Agreement are not paid by the Global Impact Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Global Impact Fund. Shareholders have not experienced an increase in expenses as a result of the change in subadvisory fee paid to Boston Common and it has not resulted in an increase in the total expense ratio for the Global Impact Fund.

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that Boston Common’s current portfolio management team that has managed the Global Impact Fund under the Interim Global Impact Subadvisory Agreement since March 19, 2021 will continue to manage the Global Impact Fund’s assets.

Corné Biemans, Praveen Abichandani, Matt Zalosh and Liz Su are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, and have managed the Fund since March 19, 2021.

Corné Biemans. Mr. Biemans joined Boston Common in 2012 and serves as Co-Chief Investment Officer of U.S. Strategies. He is also a Global Analyst at Boston Common.

Praveen Abichandani. Mr. Abichandani joined Boston Common in 2004 and has served as Co-Chief Investment Officer of U.S. Strategies since 2012. He is also a Global Analyst at Boston Common.

Matt Zalosh. Mr. Zalosh joined Boston Common in 2003 and has served as Chief Investment Officer of International Strategies since 2005. He is also a Global Analyst at Boston Common.

Liz Su. Ms. Su joined Boston Common in 2014 and serves as Portfolio Manager. She is also a Global Analyst at Boston Common.

Information Regarding Similar Funds

Boston Common does not currently act as investment adviser or subadviser with respect to any other investment company registered under the 1940 Act with similar investment objectives and strategies to those of the Global Impact Fund.

Board of Trustees Recommendation

At a meeting held via telephone and videoconference on March 17-18, 2021,1 the Board, and separately a majority of the Independent Trustees, unanimously voted to terminate the Former Global Impact Subadvisory Agreement with Friess and the Former Global Impact Sub-Subadvisory Agreement with Friess of Delaware, approve the Interim Global Impact Subadvisory Agreement between the Investment Manager and Boston Common with respect to the Global Impact Fund, the New Global Impact Subadvisory Agreement between the Investment Manager and Boston Common with respect to the Global Impact Fund (together with the Interim Global Impact Subadvisory Agreement, the “Global Impact Agreements”), and the presentation of the New Global Impact Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Global Impact Agreements.

In considering the Global Impact Agreements, the Trustees considered the information relating to the Global Impact Fund and Boston Common provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Global Impact Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by Boston Common, the Trustees reviewed information relating to Boston Common’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Boston Common in managing the Global Impact Fund. The Trustees noted that the Global Impact Fund’s investment objective would be to seek long-term capital appreciation and the Fund would invest in a diversified portfolio of global equity securities, including common stocks, American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Boston Common’s organizational and management structure, and Boston Common’s compliance policies and procedures. The Trustees noted that Boston Common was founded in 2013 and has 35 employees. The Trustees considered specific information provided regarding the experience of the individuals at Boston Common that are expected to have portfolio management responsibility for the Global Impact Fund. The Trustees noted that one proposed portfolio manager joined Boston Common in 2003, one joined in 2004, one joined in 2012 and one joined in 2014. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Boston Common to the Global Impact Fund; (b) the qualifications and experience of Boston Common’s personnel;

[1]

The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the March 17-18, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

and (c) Boston Common’s compliance program. The Trustees additionally considered Boston Common’s risk management processes. The Trustees reviewed Boston Common’s compliance policies and procedures, code of ethics, and specific information related to how Boston Common monitors, among other things, portfolio compliance and proxy voting and deemed all of them to be adequate. The Trustees also took into account the financial condition of Boston Common with respect to its ability to provide the services required under the Global Impact Agreements and noted that, as of December 31, 2020, Boston Common managed approximately $3.9 billion in assets. The Trustees concluded that, given Boston Common financial condition, it would be able to meet any reasonably foreseeable obligations under the Global Impact Agreements.

Performance. Because Boston Common was proposing to manage the Global Impact Fund with its global impact strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Global Impact Fund to date. The Trustees, however, considered the performance provided by Boston Common with respect to Boston Common’s Global Impact Composite, which is managed in a substantially similar manner to the Global Impact Fund. In this regard, the Trustees noted that the performance of the Global Impact Composite had not been adjusted for the fees and expenses of the Global Impact Fund. The Trustees noted that the Global Impact Composite outperformed its benchmark over the 1-year period ended December 31, 2020 and for the period since the inception of the Global Impact Composite on September 30, 2018 through December 31, 2020.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Global Impact Fund, is responsible for paying the fees charged by Boston Common. In considering the anticipated profitability of Boston Common with respect to the provision of subadvisory services to the Global Impact Fund, the Trustees considered information regarding Boston Common’s organization, management and financial stability. The Trustees noted that, because Boston Common is an affiliate of the Investment Manager, a portion of Boston Common’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Boston Common under each Global Impact Agreement was lower than the rate paid to Friess under the Former Global Impact Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Global Impact Fund, all of which would be implemented upon the effectiveness of the New Global Impact Subadvisory Agreement and would result in the overall reduction of the Global Impact Fund’s net expense ratios as compared with the Global Impact Fund’s current fee structure. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Global Impact Fund, which would increase if the New Global Impact Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from Boston Common to the Investment Manager, and other payments made or to be made from the Investment Manager to Boston Common, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees took into account that, upon the effectiveness of the New Global Impact Subadvisory Agreement, a new contractual expense limitation agreement will take effect pursuant to which the Investment Manager will agree, through at least February 1, 2023, to limit the Global Impact Fund’s total annual operating expenses (subject to certain excluded expenses) to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the Fund’s sole share class) of the Global Impact Fund would both be higher than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Boston Common is expected to provide in performing its functions under the Global Impact Agreements. The Trustees also were provided with the estimated profitability of Boston Common with respect to its proposed subadvisory services to the Global Impact Fund. Based on the foregoing, the Trustees concluded that the profitability to Boston Common is expected to be reasonable and that Boston Common is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Global Impact Fund’s assets increase over time, the Global Impact Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Boston Common, including, among others, the potential broadening of Boston Common’s global impact investment capabilities, as well as the indirect benefits that Boston Common may receive from Boston Common’s relationship with the Global Impact Fund, including any so-called “fallout benefits” to Boston Common, such as reputational value derived from Boston Common serving as subadviser to the Global Impact Fund, which bears Boston Common’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Boston Common, and the other considerations noted above with respect to Boston Common, the Global Impact Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Global Impact Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Global Impact Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Global Impact Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Global Impact Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Global Impact Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of Boston Common is in the best interests of the Global Impact Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Global Impact Agreement: (a) Boston Common has demonstrated that it possesses the capability and resources to perform the duties required of it under each Global Impact Agreement; (b) Boston Common’s Investment Strategy is appropriate for pursuing the Global Impact Fund’s investment objectives; (c) Boston Common is reasonably likely to execute its investment strategy consistently over time; and (d) Boston Common maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Global Impact Agreement would be in the best interests of the Global Impact Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Global Impact Agreement.

Required Vote

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Global Impact Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 1.

If the vote required to approve Proposal 1 is not obtained from the Global Impact Fund, the New Global Impact Subadvisory Agreement between the Investment Manager and Boston Common will not be approved, and the Trustees will consider what other actions to take in the best interests of the Global Impact Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE GLOBAL IMPACT FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND VERITAS WITH RESPECT TO AMG VERITAS GLOBAL REAL RETURN FUND.

Board of Trustees Approvals

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic repositioning of the AMG Funds complex in which each fund not currently subadvised by an Affiliate of AMG will be transitioned to an AMG Affiliate subadviser, and other factors, the Board approved the appointment of Veritas as the subadviser to the Global Real Return Fund on an interim basis to replace Friess and Friess of Delaware, with Veritas’ services beginning on March 19, 2021, and approved the Interim Global Real Return Subadvisory Agreement. As a consequence, on March 19, 2021, Friess and Friess of Delaware ceased serving as subadviser and sub-subadviser, respectively, to the Global Real Return Fund, and Veritas began serving as the sole subadviser to the Global Real Return Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Veritas as the subadviser to the Global Real Return Fund and approved the New Global Real Return Subadvisory Agreement, subject to shareholder approval. In approving the Interim Global Real Return Subadvisory Agreement and the New Global Real Return Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of Veritas is in the best interests of the Global Real Return Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

The Board’s determination to approve the appointment of Veritas as subadviser of the Global Real Return Fund and to approve the Interim Global Real Return Subadvisory Agreement and the New Global Real Return Subadvisory Agreement was based on a variety of factors and considerations, including:

(i)	recommendation by the Investment Manager, which was based on its ongoing evaluation of Global Real Return Fund characteristics and exposures and subadviser performance and investment strategy;

(ii)	qualitative and quantitative analysis of Veritas’ organizational structure, investment process, style and long-term performance record;

(iii)

that Veritas would receive a rate of compensation under the Interim Global Real Return Subadvisory Agreement and New Global Real Return Subadvisory Agreement that is 0.34% lower than the rate received by Friess under the Former Global Real Return Subadvisory Agreement; and

(iv)

that the following fee change for the Fund would be implemented upon the effectiveness of the New Global Real Return Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure: a new contractual expense limitation agreement will take effect pursuant to which the Investment Manager will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The net expense ratio for the Fund’s Class I shares will be reduced from 1.17% to 1.16%. The Global Real Return Fund does not currently anticipate a reduction in the gross expense ratio for Class I shares.

The recommendation to hire Veritas was based on the Investment Manager’s belief that Veritas is a high quality investment adviser with a demonstrated ability to manage global real return portfolios and to manage the overall risk of the Global Real Return Fund’s portfolio and would be appropriately suited to manage assets for the Global Real Return Fund. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of Veritas, (ii) the adoption of the Interim Global Real Return Subadvisory Agreement, effective on March 19, 2021, until the earlier of 150 days after the termination of the Former Global Real Return Subadvisory Agreement and the Form Global Real Return Sub-Subadvisory Agreement or the approval of the New

Global Real Return Subadvisory Agreement by shareholders of the Global Real Return Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Global Real Return Subadvisory Agreement. A form of the proposed New Global Real Return Subadvisory Agreement is attached as Appendix B.

The disposition of Fund securities in connection with the transition of the Global Real Return Fund’s investment strategies caused the Fund to realize taxable income for U.S. federal income tax purposes. The Global Real Return Fund made a special distribution to shareholders of all such income. The Global Real Return Fund also bears any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, in connection with the purchases and sales of portfolio securities related to the realignment of the Fund’s portfolio.

Information About Veritas

The following is a description of Veritas, based solely on information provided to the Investment Manager by Veritas.

Veritas manages the Global Real Return Fund’s portfolio using its global real return strategy. Please see Appendix F for more information regarding Veritas’s Global Long/Short GBP Hedged Composite. Under Friess and Friess of Delaware’s management of the Global Real Return Fund’s portfolio, the Fund’s investment objective was “to seek capital appreciation” and, under Veritas’ management of the Fund’s portfolio, the Fund’s investment objective is “seeks to deliver real returns over the medium and longer term.” Under Friess and Friess of Delaware’s management of the Global Real Return Fund’s portfolio, the Fund invested principally in common stocks of U.S. companies and, to a lesser extent, in equity securities of foreign issuers, usually those that were publicly traded in the U.S. either directly or through American Depositary Receipts. Under Veritas’ management of the Global Real Return Fund’s portfolio, the Fund seeks to achieve its investment objective by investing in global equities and derivatives. The Fund intends to invest in long positions to achieve long term capital growth and overlay short positions in index futures in order to preserve capital.

Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, the firm had approximately $33 billion in assets under management. AMG indirectly owns a majority interest in Veritas. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2020, AMG had approximately $716 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of Veritas is set forth below. The address of each of them is c/o Veritas Asset Management LLP, 1 Smart’s Place, London WC2B 5LW.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Charles Richardson	Managing Partner, Executive Chairman
Andrew Headley	Partner
Ezra Sun	Partner
Antony Burgess	Partner
Richard Grant	Partner, Chief Operating Officer
Alison Moitysee	Chief Compliance Officer

Description of the New Global Real Return Subadvisory Agreement

The terms of the New Global Real Return Subadvisory Agreement are not materially different from the terms of the Former Global Real Return Subadvisory Agreement, with certain exceptions. These exceptions are described below under “Comparison with Terms of the Former Global Real Return Subadvisory Agreement.” The description of the New Global Real Return Subadvisory Agreement as set forth herein is qualified in its entirety by the provisions of the form of the New Global Real Return Subadvisory Agreement in Appendix B.

Services

Under the New Global Real Return Subadvisory Agreement, if Proposal 2 is approved by Global Real Return Fund shareholders, Veritas agrees, subject to the stated investment objective and policies of the Global Real Return Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Global Real Return Fund in compliance with the Global Real Return Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Global Real Return Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Global Real Return Fund and what portion, if any, of the assets of the Global Real Return Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Global Real Return Fund. Veritas will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Global Real Return Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. Veritas will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Global Real Return Fund in light of current and prospective economic and market conditions.

Under the New Global Real Return Subadvisory Agreement, Veritas will exercise voting authority with respect to proxies that the Global Real Return Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Global Real Return Fund for which Veritas has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Investment Manager and the Board; provided, further, that such authority may be revoked in whole or in part by the Investment Manager if required by applicable law. Veritas will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. Veritas will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. Veritas will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to the Global Real Return Fund, Veritas will be required to provide such periodic and special reports as the Board may request with respect to matters relating to the duties of Veritas under the New Global Real Return Subadvisory Agreement.

Compensation

Under the Management Agreement, the Global Real Return Fund pays the Investment Manager a fee at the annual rate of 0.88% of the Global Real Return Fund’s average daily net assets. For the fiscal year ended September 30, 2020, the Global Real Return Fund paid the Investment Manager $1,615,930 for advisory services provided to the Global Real Return Fund before any fee waivers or reimbursements.

Under the terms of the Former Global Real Return Subadvisory Agreement, dated October 1, 2013, as amended, Friess received a subadvisory fee paid by the Investment Manager at an annual rate of 0.78% of the average daily net assets of the Global Real Return Fund managed by the Subadviser. For the fiscal year ended September 30, 2020, the Investment Manager paid Friess $1,432,302 for subadvisory services provided to the Global Impact Fund. Under the terms of the New Global Real Return Subadvisory Agreement, Veritas is proposed to receive a subadvisory fee paid by the Investment Manager at an annual rate of 0.57%.

The following is a comparison of the subadvisory fees paid by the Investment Manager to Friess during the fiscal year ended September 30, 2020 with the subadvisory fees that would have been paid if the proposed subadvisory fee rate to be paid to Veritas had been in effect:

Subadvisory fees paid by the Investment Manager to Friess for the fiscal year ended September 30, 2020	Subadvisory fees paid by the Investment Manager if the proposed fee for Veritas had been in effect during the fiscal year ended September 30, 2020	Percent Difference
$1,432,302	$1,046,682	-27%

The hiring of Veritas and the approval of the New Global Real Return Subadvisory Agreement will not increase the management fee rate paid by Global Real Return Fund shareholders. The fees paid to Veritas under the New Global Real Return Subadvisory Agreement are not paid by the Global Real Return Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Global Real Return Fund. Shareholders will not experience an increase in expenses as a result of the change in subadvisory fee paid to Veritas and it will not result in an increase in the total expense ratio for the Global Real Return Fund.

Current and Pro Forma Examples of the Fund’s Total Annual Operating Expenses

Mutual funds pay ongoing fees for investment management and other services. These changes are known as the total annual fund operating expenses.

The tables below show examples of the Fund’s total annual operating expenses under the current fee structure and pro forma total annual operating expenses under the proposed fee structure. The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursements	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements
Class I (Expenses under Current Fee Structure)	0.88%	None	0.29%	1.17%	—	—
Class I (Pro Forma Expenses based on Proposed Fee Structure)	0.88%	None	0.29%	1.17%	(0.01)%[1]	1.16%[1]

(1)

The Investment Manager has contractually agreed, through at least February 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets (for purposes of this paragraph, this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example of the Fund’s pro forma expenses based on the proposed fee structure includes the Fund’s contractual expense limitation for the first year of each period. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class I (Expenses under Current Fee Structure)	$119	$372	$644	$1,420
Class I (Pro Forma Expenses based on Proposed Fee Structure)	$118	$371	$643	$1,419

Comparison with Terms of the Former Global Real Return Subadvisory Agreement

Among the differences between the Former Global Real Return Subadvisory Agreement and the New Global Real Return Subadvisory Agreement are the following:

Subject Matter	Former Global Real Return Subadvisory Agreement	New Global Real Return Subadvisory Agreement
Duration	The Former Global Real Return Subadvisory Agreement continued in effect only so long as its continuance was specifically approved at least annually by the Trustees or the shareholders of the Fund in the manner required by the 1940 Act.	The New Global Real Return Subadvisory Agreement, after its initial two-year term, will continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a

Subject Matter	Former Global Real Return Subadvisory Agreement	New Global Real Return Subadvisory Agreement
meeting called for the purpose of voting on such approval to the extent required by applicable law.

Termination	The Former Global Real Return Subadvisory Agreement could be terminated by (i) the Investment Manager at any time without penalty, upon notice to Friess and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on notice to Friess or (iii) by Friess at any time without penalty, upon thirty (30) days’ written notice to the Investment Manager and the Trust.	The New Global Real Return Subadvisory Agreement may be terminated at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Investment Manager, or (iii) by Veritas, in each case on sixty (60) days’ prior written notice to the other party.

Delegation to Sub-subadviser	The Former Global Real Return Subadvisory Agreement included provisions regarding the subadviser’s delegation of some or all of its responsibilities to a sub-subadviser.	No corresponding provision.

Subadviser Authority to Enter into Agreements on Behalf of the Fund	No corresponding provision.	Under the New Global Real Return Subadvisory Agreement, Veritas is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Fund’s prospectus.

Proxy Voting Authority	The Former Global Real Return Subadvisory Agreement provided that the Investment Manager had the authority to revoke, in whole or in part, Friess’s proxy voting authority at any time upon notice to Friess.

The New Global Real Return Subadvisory Agreement provides that the Investment Manager may revoke, in whole or in part, Veritas’ proxy voting authority if required by applicable law.

The New Global Real Return Subadvisory Agreement also clarifies Veritas’ proxy voting authority by adding a provision explicitly authorizing Veritas to engage a third party for purposes of providing proxy advisory or voting services.

Portfolio Transactions/Brokerage Allocation Practices	The Former Global Real Return Subadvisory Agreement set forth terms under which the Investment Manager could direct Friess to execute portfolio transactions on behalf of the Fund with brokers and dealers providing brokerage or research services to the Fund or the Investment Manager, subject to such broker or dealer being

The New Global Real Return Subadvisory Agreement does not include explicit terms under which the Investment Manager can direct Veritas to execute portfolio transactions.

Under the New Global Real Return Subadvisory Agreement, Veritas agrees that (i) the Investment Manager

Subject Matter	Former Global Real Return Subadvisory Agreement	New Global Real Return Subadvisory Agreement

able to obtain the best net price and execution on any such transaction.

Under the Former Global Real Return Subadvisory Agreement, Friess agreed that it would not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the 1940 Act) of the Trust, the Investment Manager or any subadviser for the Trust except in accordance with procedures adopted by the Board of Trustees of the Trust.

The Former Global Real Return Subadvisory Agreement did not include terms addressing Freiss’ authority to buy securities for the Fund at the same time it was selling such securities for another client, to sell securities for the Fund at the same time it was buying such securities for another client, to effectuate cross transactions or to aggregate securities to be sold or purchased, nor did it specifically address the subadviser’s responsibility for the custody of the Fund’s assets or acts of the Fund’s custodian.

shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Manager, and (ii) Veritas shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Manager to do so is obtained, but Veritas shall not be liable to the Fund for so acting. Also under the New Subadvisory Agreement, Veritas agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of Veritas (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) without the prior written approval of the Investment Manager, which shall not be unreasonably withheld.

The New Global Real Return Subadvisory Agreement clarifies that: (i) Veritas may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account; (ii) Veritas may, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, effectuate cross transactions between the Fund and such other account if it deems this to be advantageous; (iii) to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, Veritas may aggregate the securities to be sold or purchased in order to obtain best execution and lower brokerage commissions, if any, and will allocate

Subject Matter	Former Global Real Return Subadvisory Agreement	New Global Real Return Subadvisory Agreement
such aggregated securities and expenses incurred in such transactions in a manner Veritas considers to be most equitable and consistent with its fiduciary obligations; and (iv) Veritas will not have possession or custody of any Fund investments and, upon giving proper instructions to the custodian, will not be responsible or liable for the acts, omissions or other conduct of the custodian.

Assignment of Expenses	No corresponding provision.	The New Global Real Return Subadvisory Agreement provides that (a) Veritas will bear all expenses incurred by it in the performance of its duties under the New Global Real Return Subadvisory Agreement, other than those expenses specifically assumed by the Trust under the New Global Real Return Subadvisory Agreement; (b) subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any; and (c) in addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

Insurance	Under the Former Global Real Return Subadvisory Agreement, the subadviser agreed to maintain an appropriate level of errors and omissions or professional liability insurance.	No corresponding provision.

Indemnification	No corresponding provision.	The New Global Real Return Subadvisory Agreement provides that the Investment Manager and Veritas will indemnify each other from and against certain damages related to the performance of services by the other party under the New Global Real Return Subadvisory Agreement.

Subadviser Regulation by the Financial Conduct Authority (“FCA”)	No corresponding provision.	The New Global Real Return Subadvisory Agreement includes provisions relating to the subadviser’s

Subject Matter	Former Global Real Return Subadvisory Agreement	New Global Real Return Subadvisory Agreement
regulation by the FCA, including anti-bribery and corruption, data protection, and complaints.

The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Global Real Return Subadvisory Agreement at a meeting held on June 25, 2020. The Former Global Real Return Subadvisory Agreement was submitted to a vote of the Global Real Return Fund’s sole shareholder on September 25, 2013, for the purpose of organizing the Global Real Return Fund.

In accordance with Rule 15a-4 under the 1940 Act, Global Real Return Fund shareholders are being asked to approve the New Global Real Return Subadvisory Agreement on or before August 16, 2021 in order to ensure that Veritas serves as subadviser to the Global Real Return Fund on an uninterrupted basis following that date.

Description of the Interim Global Real Return Subadvisory Agreement

The terms of the Interim Global Real Return Subadvisory Agreement are not materially different from the terms of the Former Global Real Return Subadvisory Agreement, with certain exceptions. The differences between the terms of the Interim Global Real Return Subadvisory Agreement and those of the Former Global Real Return Subadvisory Agreement are identical to the differences between the New Global Real Return Subadvisory Agreement and the Former Global Real Return Subadvisory Agreement, as described in “Description of the New Global Real Return Subadvisory Agreement” above (including that Veritas receives a subadvisory fee paid by the Investment Manager at an annual rate of 0.57% under the Interim Global Real Return Subadvisory Agreement), except that, unlike the New Global Real Return Subadvisory Agreement, the Interim Global Real Return Subadvisory Agreement will continue in effect until the earlier of 150 days after the termination of the Former Global Real Return Subadvisory Agreement or the date upon which the New Global Real Return Subadvisory Agreement is approved by a majority of the outstanding voting securities of the Global Real Return Fund (as defined in the 1940 Act).

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that Veritas’ current portfolio management team that has managed the Global Real Return Fund under the Interim Global Real Return Subadvisory Agreement since March 19, 2021 will continue to manage the Global Real Return Fund’s assets.

Veritas manages the Global Real Return Fund using its global real return strategy. Andrew Headley and Mike Moore are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, and have managed the Fund since March 19, 2021.

Andrew Headley. Mr. Headley is Head of Global, Co-Fund Manager of the Veritas global strategies and a Managing Partner of Veritas. He has 25 years’ investment experience. Prior to joining Veritas in 2003, he was an Analyst and Portfolio Manager at WP Stewart from 2001 to 2003 and at Newton Investment Management from 1996 to 2001. Mr. Headley also worked as a Tax Consultant at Price Waterhouse from 1993 to 1996.

Mike Moore. Mr. Moore is Alternate Fund Manager for Veritas’ Global strategy (with the exception of the Veritas Global Equity Income Fund) and Analyst specializing in Technology, who joined Veritas in 2014. Previously, he was a Global Analyst at M&G Investments from 2005 to 2014 and held a prior role at Barclays Wealth Management.

Information Regarding Similar Funds

Veritas does not currently act as investment adviser or subadviser with respect to any other investment company registered under the 1940 Act with similar investment objectives and strategies to those of the Global Real Return Fund.

Board of Trustees Recommendation

At a meeting held via telephone and videoconference on March 17-18, 2021,2 the Board, and separately a majority of the Independent Trustees, unanimously voted to terminate the Former Global Real Return Subadvisory Agreement with Friess and the Former Global Real Return Sub-Subadvisory Agreement with Friess of Delaware, approve the Interim Global Real Return Subadvisory Agreement between the Investment Manager and Veritas with respect to the Global Real Return Fund, the New Global Real Return Subadvisory Agreement between the Investment Manager and Veritas with respect to the Global Real Return Fund (together with the Interim Global Real Return Subadvisory Agreement, the “Global Real Return Agreements”), and the presentation of the New Global Real Return Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Global Real Return Agreements.

In considering the Global Real Return Agreements, the Trustees considered the information relating to the Global Real Return Fund and Veritas provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Global Real Return Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by Veritas, the Trustees reviewed information relating to Veritas’ financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Veritas in managing the Global Real Return Fund. The Trustees noted that the Global Real Return Fund’s investment objective would be to seek to deliver real returns over the medium and longer term and the Fund would seek to achieve its investment objective by investing in global equities and derivatives. The Trustees further noted that in connection with the hiring of Veritas, shareholders would be asked to approve a change in the Global Real Return Fund’s status from operating as a diversified fund to operating as a non-diversified fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Veritas’ organizational and management structure, and Veritas’ compliance policies and procedures. The Trustees noted that Veritas was founded in 2003 and has 42 employees. The Trustees considered specific information provided regarding the experience of the individuals at Veritas that are expected to have portfolio management responsibility for the Global Real Return Fund. The Trustees noted that one proposed portfolio manager joined Veritas in 2003 and the other proposed portfolio manager joined Veritas in 2014. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Veritas to the Global Real Return Fund; (b) the qualifications and experience of Veritas’ personnel; and (c) Veritas’ compliance program. The Trustees additionally considered Veritas’ risk management processes. The Trustees reviewed Veritas’ compliance policies and procedures, code of ethics, and specific information related to how Veritas monitors, among other things, portfolio compliance and proxy voting and deemed all of them to be adequate.

[2]

The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the March 17-18, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

The Trustees also took into account the financial condition of Veritas with respect to its ability to provide the services required under the Global Real Return Agreements and noted that, as of December 31, 2020, Veritas managed approximately $33 billion in assets. The Trustees concluded that, given Veritas’ financial condition, it would be able to meet any reasonably foreseeable obligations under the Global Real Return Agreements.

Performance. Because Veritas was proposing to manage the Global Real Return Fund with its global real return strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Global Real Return Fund to date. The Trustees, however, considered the performance provided by Veritas with respect to Veritas’ Global Long/Short GBP Hedged Composite, which is managed in a substantially similar manner to the Global Real Return Fund. In this regard, the Trustees noted that the performance of the Global Long/Short GBP Hedged Composite had not been adjusted for the fees and expenses of the Global Real Return Fund. The Trustees reviewed the year over year performance of the Global Long/Short GBP Hedged Composite from 2011 through 2019 and noted that the composite outperformed its benchmark in seven of the nine calendar years.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Global Real Return Fund, is responsible for paying the fees charged by Veritas. In considering the anticipated profitability of Veritas with respect to the provision of subadvisory services to the Global Real Return Fund, the Trustees considered information regarding Veritas’ organization, management and financial stability. The Trustees noted that, because Veritas is an affiliate of the Investment Manager, a portion of Veritas’ revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Veritas under each Global Real Return Agreement was lower than the rate paid to Friess under the Former Global Real Return Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Global Real Return Fund, all of which would be implemented upon the effectiveness of the New Global Real Return Subadvisory Agreement and would result in the overall reduction of the Global Real Return Fund’s net expense ratios as compared with the Global Real Return Fund’s current fee structure. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Global Real Return Fund, which would increase if the New Global Real Return Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from Veritas to the Investment Manager, and other payments made or to be made from the Investment Manager to Veritas, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees took into account that, upon the effectiveness of the New Global Real Return Subadvisory Agreement, a new contractual expense limitation agreement will take effect pursuant to which the Investment Manager will agree, through at least February 1, 2023, to limit the Global Real Return Fund’s total annual operating expenses (subject to certain excluded expenses) to the annual rate of 1.11% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the Fund’s sole share class) of the Global Real Return Fund would both be lower than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Veritas is expected to provide in performing its functions under the Global Real Return Agreements. The Trustees also were provided with the estimated profitability of Veritas with respect to its proposed subadvisory services to the Global Real Return Fund. Based on the foregoing, the Trustees concluded that the profitability to Veritas is expected to be reasonable and that Veritas is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Global Real Return Fund’s assets increase over time, the Global Real Return Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Veritas, including, among others, the potential broadening of Veritas’ global real return investment capabilities, as well as the indirect benefits that Veritas may receive from Veritas’ relationship with the Global Real Return Fund, including any so-called “fallout benefits” to Veritas, such as reputational value derived from Veritas serving as subadviser to the Global Real Return Fund, which bears Veritas’ name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Veritas, and the other considerations noted above with respect to Veritas, the Global Real Return Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Global Real Return Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Global Real Return Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Global Real Return Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Global Real Return Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Global Real Return Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of Veritas is in the best interests of the Global Real Return Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Global Real Return Agreement: (a) Veritas has demonstrated that it possesses the capability and resources to perform the duties required of it under each Global Real Return Agreement; (b) Veritas’ Investment Strategy is appropriate for pursuing the Global Real Return Fund’s investment objectives; (c) Veritas is reasonably likely to execute its investment strategy consistently over time; and (d) Veritas maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Global Real Return Agreement would be in the best interests of the Global Real Return Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Global Real Return Agreement.

Required Vote

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Global Real Return Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 2.

If the vote required to approve Proposal 2 is not obtained from the Global Real Return Fund, the New Global Real Return Subadvisory Agreement between the Investment Manager and Veritas will not be approved, and the Trustees will consider what other actions to take in the best interests of the Global Real Return Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE GLOBAL REAL RETURN FUND VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF A CHANGE IN THE GLOBAL REAL RETURN FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”.

At a meeting held on March 17-18, 2021 the Trustees approved a change in the Global Real Return Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified,” and the submission of such change to Global Real Return Fund shareholders for approval. As a non-diversified fund, the Global Real Return Fund would have increased flexibility to invest a greater percentage of the Global Real Return Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund. Section 5(b) of the 1940 Act requires mutual funds to be classified as either diversified or non-diversified, and a fund may not change its classification as a diversified fund to a non-diversified fund without shareholder approval. The Global Real Return Fund is currently sub-classified as a diversified fund under the 1940 Act. As a diversified fund, the Global Real Return Fund is generally limited as to the size of its investment in any single issuer. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. (Under the 1940 Act, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the foregoing.) The remaining 25% of the fund’s total assets is not subject to this restriction. This means that, with respect to the remaining 25% of the fund’s total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities. These 1940 Act requirements do not apply to an investment company that is non-diversified.

Risks of Non-Diversification. As a non-diversified fund, the Global Real Return Fund will be permitted to invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Accordingly, the Global Real Return Fund’s operation as a non-diversified fund will involve more investment risk than a more diversified investment style.

Fund management believes that the ability to operate as a non-diversified fund and invest a greater percentage of the Global Real Return Fund’s assets in fewer issuers or any one issuer is consistent with, and will help the Global Real Return Fund to pursue, its investment objective of seeking to deliver real returns over the medium and longer term.

As a diversified fund, the Global Real Return Fund currently has a fundamental policy that it may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations. If Proposal 3 is approved, this fundamental policy will be eliminated and the Global Real Return Fund’s sub-classification under the 1940 Act will change from diversified to non-diversified.

If Proposal 3 is approved, the Global Real Return Fund will continue to be subject to diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), that apply to regulated investment companies. To qualify, among other requirements, the Global Real Return Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Required Vote

Proposal 3 must be approved by a “vote of a majority of the outstanding voting securities” of the Global Real Return Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 3 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 3.

If the vote required to approve Proposal 3 is not obtained from the Global Real Return Fund, the Global Real Return Fund will continue to operate as a diversified fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE GLOBAL REAL RETURN FUND VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS STRUCTURE FOR EACH FUND THAT WOULD PERMIT THE INVESTMENT MANAGER TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUBADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL AND WOULD ALSO PERMIT THE FUND TO DISCLOSE FEES PAID TO SUBADVISERS ON AN AGGREGATE, RATHER THAN INDIVIDUAL, BASIS.

Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval. Each Fund currently operates in a manager-of-managers structure pursuant to the AMGF Order previously obtained by the Investment Manager and the Trust. The AMGF Order allows the Board to enter into or materially amend subadvisory agreements without a shareholder vote if the subadviser is not affiliated with the Investment Manager; if the subadviser is an affiliate, a shareholder vote is required. Each Fund and the Investment Manager would like to rely on recent SEC relief that would modify the applicable Fund’s existing manager-of-managers relief and permit the Investment Manager to enter into or materially amend a subadvisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of the Investment Manager or the applicable Fund (in addition to unaffiliated persons under the current relief) without first obtaining shareholder approval, provided that the shareholders of the applicable Fund had previously authorized the Investment Manager to do so and the Investment Manager complies with certain conditions. In the absence of reliance on the recent SEC relief, in order to enter into or materially amend a subadvisory agreement with an affiliate, each Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders. The Board believes that it is in the best interests of shareholders if the Board represents their interests in approving or rejecting recommendations made by the Investment Manager regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. Accordingly, the Board and the Investment Manager are asking shareholders of each Fund to grant authority to the Investment Manager and the Trust to enter into and materially amend investment subadvisory agreements with subadvisers that are affiliated persons of the Investment Manager or the applicable Fund, with the approval of the Board, but without obtaining additional shareholder approval.

Exemptive Relief

On May 29, 2019, the SEC issued the Carillon Order to Carillon Tower Advisers, Inc., et al. that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a subadvisory agreement with a subadviser (“Subadviser Voting Relief”), including any subadviser that is an affiliated person of the investment adviser or a fund (an “Affiliated Subadviser”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to subadvisers on an aggregate, rather than individual, basis. The Carillon Order is the first exemptive order issued by the SEC extending multi-manager exemptive relief to Affiliated Subadvisers and contains several conditions, some of which are already included in the AMGF Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Subadvisers without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter and the Carillon Order are referred to herein as the “Relief.”

Under the Relief, the Investment Manager and the Trust are subject to several conditions imposed by the SEC to ensure that the interests of each Fund’s shareholders are adequately protected. Among these conditions are that, within ninety (90) days of the hiring of a new subadviser, shareholders of the applicable Fund will be furnished with an information statement that contains substantially the same information about the subadviser and the subadvisory agreement that the applicable Fund would otherwise have been required to send to shareholders in a proxy statement. The prospectus for the applicable Fund will disclose the existence, substance and effect of reliance on the Relief and that the Investment Manager has the ultimate responsibility, subject to oversight by the Board, to oversee the applicable Fund’s subadvisers and recommend their hiring, termination, and replacement. Also, as noted above, shareholders of each Fund must approve the Investment Manager’s and the applicable Fund’s authority to enter into and materially amend these investment subadvisory agreements. In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If a Fund’s shareholders approve Proposal 4, and if a Fund were to have multiple subadvisers, the applicable Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order.

Board of Trustees Recommendations

The Trustees believe that approval of the modified “manager-of-managers” structure is in the best interest of each Fund and its respective shareholders in order to afford the Investment Manager the flexibility to provide investment advisory services to the applicable Fund through one or more subadvisers, including Affiliated Subadvisers, that have particular expertise in the type of investments in which the applicable Fund invests.

As described above, without the ability to utilize the Relief, in order for the Investment Manager and the Board to appoint a new Affiliated Subadviser for a Fund or materially modify a subadvisory agreement with an Affiliated Subadviser, the Board must call and hold a shareholder meeting of the applicable Fund, create and distribute proxy materials and solicit votes from the applicable Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, the Investment Manager would be able to act more quickly to appoint a new subadviser that is an affiliate if and when the Board and the Investment Manager believe that the appointment would benefit the applicable Fund. The Trustees also took into account that if the Investment Manager and the Board appoint an Affiliated Subadviser, the applicable Fund’s shareholders would receive an information statement containing substantially the same information about the Affiliated Subadviser and the subadvisory agreement that the applicable Fund would otherwise have been required to send shareholders in a proxy statement. The Investment Manager and the Board will continue to be subject to their fiduciary duty to act in the best interest of the applicable Fund and its shareholders. The Trustees believe that granting the Investment Manager and the Board maximum flexibility to select Affiliated Subadvisers, in addition to the flexibility they currently have to select unaffiliated subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders of each Fund because it will allow the applicable Fund to operate more efficiently and cost-effectively.

Finally, the Trustees believe that they will retain sufficient oversight of each Fund’s investment subadvisory arrangements to seek to ensure that each Fund’s shareholders’ interests are protected whenever the Investment Manager selects an Affiliated Subadviser or materially modifies an investment subadvisory agreement with an Affiliated Subadviser, in the same manner as the Trustees currently exercise oversight of the applicable Fund’s investment subadvisory agreements and seek to ensure that Fund shareholders’ interests are protected whenever the Investment Manager selects unaffiliated subadvisers. The Board, including a majority of the Independent Trustees, will continue to evaluate and to approve all proposed investment subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment subadvisory agreement. As with each Fund’s investment advisory agreement, the terms of each investment subadvisory agreement will include those required by applicable provisions of the 1940 Act.

Subadviser Oversight

The Investment Manager serves as investment manager to each Fund under the Management Agreement. The Management Agreement provides that the Investment Manager is specifically responsible for the following services:

•

developing and furnishing continuously an investment program and strategy for each Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of each Fund;

•

determining (subject to the overall supervision and review of the Board) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents; and

•	making changes on behalf of the Trust in the investments of the Funds.

In performing the functions set forth above and supervising each Fund’s subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the subadviser of its obligations to each Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the subadviser’s investment performance in respect of each Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the subadviser and other information regarding the subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the subadviser responsible for performing the subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each subadvisory agreement with the subadviser and annual consideration of each subadvisory agreement thereafter;

•	prepares recommendations with respect to the continued retention of the subadviser or the replacement of the subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law.

The Investment Manager will retain these responsibilities if Proposal 4 is approved.

Required Vote

Proposal 4 must be approved by a “vote of a majority of the outstanding voting securities” of the applicable Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 4 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 4.

If the vote required to approve Proposal 4 is not obtained from a Fund, the applicable Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the applicable Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with Affiliated Subadvisers.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 4.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

The SEC maintains an Internet website (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Funds.

Voting Information

AMG and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of all of the proposals. Unless otherwise provided in client guidelines, AMG and its affiliates generally intend to vote Fund shares owned in a client account over which AMG or an affiliate has discretionary authority in favor of all of the proposals. If AMG’s (or its affiliate’s) ownership, or the ownership of a client account over which AMG (or an affiliate) has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, the AMG (or its affiliate’s) vote will ensure that the proposals for the Fund will be approved. Please see “Principal Holders and Management Ownership” below for information regarding persons, including AMG and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of a Fund.

The adoption of any of these proposals is not contingent on the adoption of any other proposal by shareholders of the respective Fund.

Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and Boston Common or Veritas, as applicable. Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds.

AST Fund Solutions (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $86,400, plus expenses. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the applicable proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 877-478-5043. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Funds will mail only one copy of this Proxy Statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Funds have received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call the Funds at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at AMG Funds I, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by telephone at 1-800-548-4539, or contact your financial service firm. The Funds undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of each Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of each class of each Fund’s outstanding securities, as of March 31, 2021, is set forth below.

AMG Boston Common Global Impact Fund

As of the Record Date, the total number of the Global Impact Fund’s outstanding shares was 23,214,365.801.

As of March 31, 2021, the following persons or entities owned of record 5% or more of each class of the Global Impact Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage
AMG Boston Common Global Impact Fund

Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	1,663,447.154	7.19%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Department 211 Main Street San Francisco, California 94105-1905	1,600,022.171	6.91%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Global Impact Fund as of March 31, 2021, and therefore may be presumed to “control” the Global Impact Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of March 31, 2021, “controlled” (within the meaning of the 1940 Act) the Global Impact Fund. A person or entity that “controls” the Global Impact Fund could have effective voting control over the Global Impact Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Global Impact Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of April 5, 2021, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of each class of the Global Impact Fund.

AMG Veritas Global Real Return Fund

As of the Record Date, the total number of the Global Real Return Fund’s outstanding shares was 4,476,715.018.

As of March 31, 2021, the following persons or entities owned of record 5% or more of each class of the Global Real Return Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage
AMG Veritas Global Real Return Fund

Class I

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1905	621,913.280	13.95%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	443,674.005	9.95%

Raymond P. Dornbusch & Linda Dornbusch JTWROS 215 3rd Ave N Naples, Florida 34102	233,630.705	5.24%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Global Real Return Fund as of March 31, 2021, and therefore may be presumed to “control” the Global Real Return Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of March 31, 2021, “controlled” (within the meaning of the 1940 Act) the Global Real Return Fund. A person or entity that “controls” the Global Real Return Fund could have effective voting control over the Global Real Return Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Global Real Return Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of April 5, 2021, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of each class of the Global Real Return Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, Boston Common, Veritas or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, Boston Common, Veritas or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

The Investment Manager serves as administrator of the Funds under an Amended and Restated Administration Agreement between the Investment Manager and the Trust with respect to each Fund (the “Fund Administration Agreement”). For the fiscal year ended September 30, 2020, the Global Impact Fund and the Global Real Return Fund paid $1,181,689 and $275,443, respectively, to the Investment Manager under the Fund Administration Agreement. The Distributor serves as the principal distributor and underwriter for the Funds under a Distribution Agreement between the Distributor and the Trust with respect to each Fund. Class I shares of the Funds are not subject to the expenses of any Plan of Distribution Pursuant to Rule 12b-1. The Distributor receives no compensation from the Funds for its services as distributor. The Investment Manager and Distributor will continue to provide these administrative and distribution services, respectively, to the Funds after the New Global Impact Subadvisory Agreement and the New Global Real Return Subadvisory Agreement are approved.

For the fiscal year ended September 30, 2020, the Funds did not pay any commissions to any affiliated broker-dealer.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

APPENDIX A

The Form of New Global Impact Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Global Impact Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Global Impact Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Global Impact Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Global Impact Subadvisory Agreement, the Global Impact Fund will take such steps as may be required by applicable law.

FORM OF NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND

BOSTON COMMON ASSET MANAGEMENT, LLC WITH RESPECT TO AMG BOSTON COMMON

GLOBAL IMPACT FUND

AGREEMENT made as of the [     day of         ,             ], between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901 (the “Adviser”) and BOSTON COMMON ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at 200 State Street, 7th Floor, Boston, Massachusetts 02109 (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS I, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG Boston Common Global Impact Fund (the “AMG Boston Common Global Impact Fund”), such series together with all other series established by the Trust with respect to which the Subadviser renders management and investment advisory services pursuant to the terms of this Agreement, being herein referred to as the “Fund”; and

WHEREAS, pursuant to an Investment Management Agreement, dated as of July 31, 2003, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISER.

(a)    AMG Boston Common Global Impact Fund. The Adviser hereby employs the Subadviser to provide investment advisory services to AMG Boston Common Global Impact Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)    Additional Funds. In the event that the Trust establishes one or more series of shares other than the AMG Boston Common Global Impact Fund with respect to which the Adviser desires to retain the Subadviser to render investment advisory services hereunder, the Adviser shall so notify the Subadviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

2.	DUTIES OF ADVISER AND SUBADVISER.

(i)    Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a)    The Trust’s Amended and Restated Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Amended and Restated Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b)    The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c)    Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d)    The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 033-44909 and 811-06520) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e)    The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f)    All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g)    Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to AMG Boston Common Global Impact Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii)    The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to each Fund:

(a)    Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the “Fund Account”), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b)    Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Subadviser will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund.

(c)    Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii)    Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed based on the average daily net assets of the Fund Account for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i)    shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii)    acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii)    agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a)    Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b)    Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a)    Duration. This Agreement shall become effective with respect to AMG Boston Common Global Impact Fund on [                    ] (the “Effective Date”) and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Subadviser in accordance with Paragraph 1(b) hereof that the Subadviser is willing to serve as Subadviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to AMG Boston Common Global Impact Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to any such Fund so long as such continuance with respect to such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

(b)    Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose to the extent required by applicable law, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c)    Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d)    Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e)    Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such

Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with a Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust.    The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or a Fund, in a representative client list in connection with the completion of marketing materials.

11.	CONFIDENTIALITY.

The Subadviser shall treat as confidential all information pertaining to a Fund and actions of the Fund, the Adviser and the Subadviser, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Adviser shall treat as confidential all information furnished to the Fund or the Adviser by the Subadviser in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder (collectively, the “Confidential Information”). The term “Confidential Information” will not include information which (i) is or becomes publicly available other than as a result of a disclosure by a receiving party in violation of this Agreement, (ii) is or becomes available to a receiving party on a nonconfidential basis from a source which, to the best knowledge of the receiving party after reasonable inquiry, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the other, or (iii) is independently developed without reference to or reliance on the Confidential Information.

In the event that a party is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party will promptly notify the disclosing party so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or a party does not waive compliance with the terms of this Agreement, a party will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

12.	MISCELLANEOUS.

(a)    Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, e-mail, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
One Stamford Plaza
263 Tresser Boulevard, Suite 949
Stamford, Connecticut 06901
E-mail: amgfcco@amg.com
Facsimile No.:
Attention: Legal and Compliance Department

Subadviser:	Boston Common Asset Management, LLC
200 State Street, 7th Floor
Boston, Massachusetts 02109
E-mail: compliance@bostoncommonasset.com
Facsimile No.: 617-720-5665
Attention: Chief Compliance Officer

(b)    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c)    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d)    Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)    Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

BOSTON COMMON ASSET MANAGEMENT, LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS I

By:
Name:
Title:

SCHEDULE A

AMG Boston Common Global Impact Fund

For services provided to the Fund Account, the Adviser will pay a base monthly fee for each calendar month at an annual rate of 0.44% of the average net assets in the Fund Account during the month. Average assets shall be determined using the average daily net assets in the Fund Account during the month.

APPENDIX B

The Form of New Global Real Return Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Global Real Return Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Global Real Return Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Global Real Return Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Global Real Return Subadvisory Agreement, the Global Real Return Fund will take such steps as may be required by applicable law.

FORM OF NEW GLOBAL REAL RETURN SUBADVISORY AGREEMENT BETWEEN THE

INVESTMENT MANAGER AND VERITAS ASSET MANAGEMENT LLP WITH RESPECT TO AMG

VERITAS GLOBAL REAL RETURN FUND

AGREEMENT made as of the [    day of         ,             ], between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901 (the “Adviser”) and VERITAS ASSET MANAGEMENT LLP, a limited liability partnership organized under the laws of the United Kingdom and having its principal place of business at 1 Smart’s Place, London WC2B 5LW (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS I, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG Veritas Global Real Return Fund (the “AMG Veritas Global Real Return Fund”), such series together with all other series established by the Trust with respect to which the Subadviser renders management and investment advisory services pursuant to the terms of this Agreement, being herein referred to as the “Fund”; and

WHEREAS, pursuant to an Investment Management Agreement, dated as of July 31, 2003, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISER.

(a)

AMG Veritas Global Real Return Fund. The Adviser hereby employs the Subadviser to provide investment advisory services to AMG Veritas Global Real Return Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. In accordance with the rules of the Financial Conduct Authority the “FCA Rules”), the Subadviser has categorized the Adviser as a professional client and the Adviser agrees and warrants that it is a professional client.

(b)    Additional Funds. In the event that the Trust establishes one or more series of shares other than the AMG Veritas Global Real Return Fund with respect to which the Adviser desires to retain the Subadviser to render investment advisory services hereunder, the Adviser shall so notify the Subadviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

2.	DUTIES OF ADVISER AND SUBADVISER.

(i)    Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a)    The Trust’s Amended and Restated Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Amended and Restated Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b)    The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c)    Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d)    The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 033-44909 and 811-06520) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e)    The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f)    All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g)    Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to AMG Veritas Global Real Return Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii)    The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to each Fund:

(a)    Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the “Fund Account”), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b)    Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients. The Adviser accepts that each individual aggregated transaction may operate to the advantage or disadvantage of the Fund.

The Subadviser confirms that is it has in place adequate arrangements for the management of conflicts of interest that may arise in relation to the services it provides under this Agreement. A copy of the Subadviser’s conflicts of interest policy (and updates thereto) will be made available to the Adviser.

The Subadviser will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund.

Details of the Subadviser’s Order Execution Policy shall be made available to the Adviser who hereby confirms that it has read and understood this policy and agrees to it, in particular the Adviser agrees that the Subadviser may trade outside of Regulated Market and Multilateral Trading Facility (“MTF”). Both parties agree that a MTF shall be defined as a multilateral system set up in accordance with the Markets and Financial Instruments Directive (“MiFID”) which brings together multiple buying and selling interests in financial instruments in accordance with the non-discretionary rules in a way that results in a contract.

(c)    Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii)    Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed based on the average daily net assets of the Fund Account for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i)    shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii)    acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii)    agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

For the avoidance of doubt, both parties agree that no warranty is given by the Subadviser as to the performance of the Fund or any part of it or that the investment objective will be achieved.

7.	REPRESENTATIONS AND WARRANTIES.

(a)    Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b)    Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a)    Duration. This Agreement shall become effective with respect to AMG Veritas Global Real Return Fund on [            ] (the “Effective Date”) and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Subadviser in accordance with Paragraph 1(b) hereof that the Subadviser is willing to serve as Subadviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to AMG Veritas Global Real Return Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to any such Fund so long as such continuance with respect to such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

(b)    Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose to the extent required by applicable law, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c)    Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d)    Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e)    Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with a Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust.    The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or a Fund, in a representative client list in connection with the completion of marketing materials.

11.	CONFIDENTIALITY.

The Subadviser shall treat as confidential all information pertaining to a Fund and actions of the Fund, the Adviser and the Subadviser, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Adviser shall treat as confidential all information furnished to the Fund or the Adviser by the Subadviser in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder (collectively, the “Confidential Information”). The term “Confidential Information” will not include information which (i) is or becomes publicly available other than as a result of a disclosure by a receiving party in violation of this Agreement, (ii) is or becomes available to a receiving party on a nonconfidential basis from a source which, to the best knowledge of the receiving party after reasonable inquiry, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the other, or (iii) is independently developed without reference to or reliance on the Confidential Information.

In the event that a party is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party will promptly notify the disclosing party so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or a party does not waive compliance with the terms of this Agreement, a party will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

12.	MISCELLANEOUS.

(a)    Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, e-mail, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
One Stamford Plaza
263 Tresser Boulevard, Suite 949
Stamford, Connecticut 06901
E-mail: amgfcco@amg.com
Facsimile No.:
Attention: Legal and Compliance Department

Subadviser:	Veritas Asset Management LLP
1 Smart’s Place
London WC2B 5LW
E-mail:
Facsimile No.:
Attention:

(b)    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c)    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d)    Anti-Bribery & Corruption. Both parties agree to comply with all laws, statutes, regulations and codes applicable to them in their home jurisdiction relating to anti-bribery and anti-corruption.

(e)    Data Protection. The parties will comply with their obligations with regards data protection as set out in all laws applicable to them in their home jurisdiction from time to time, relating to the processing of personal data and/or privacy. The Subadviser’s Privacy Notice may be viewed on www.vamllp.com and a copy of its Data Protection Policy will be made available on request. Telephone calls will only be recorded for monitoring purposes to the extent required by applicable laws and/or regulations.

(f)    Complaints. All formal complaints should in the first instance be made in writing to the compliance officer of the Subadviser and a copy of its complaints policy will be provided to the Adviser.

(g)    Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)    Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

VERITAS ASSET MANAGEMENT LLP

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS I

By:
Name:
Title:

SCHEDULE A

AMG Veritas Global Real Return Fund

For services provided to the Fund Account, the Adviser will pay a base monthly fee for each calendar month at an annual rate of 0.57% of the average net assets in the Fund Account during the month. Average assets shall be determined using the average daily net assets in the Fund Account during the month.

APPENDIX C

Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers Brandywine Fund

Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Brandywine Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Boston Common Asset Management, LLC (“Boston Common” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Friess Associates, LLC (“Friess”), the Fund’s former subadviser, and Friess Associates of Delaware, LLC (“Friess of Delaware”), the Fund’s former sub-subadviser, effective March 19, 2021 (the “Implementation Date”). The appointment of Boston Common was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Boston Common (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Friess with respect to the Fund (the “Former Subadvisory Agreement”) and the former sub-subadvisory agreement among AMGF, Friess and Friess of Delaware with respect to the Fund, which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Boston Common by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Boston Common as the subadviser to the Fund, a new subadvisory agreement between AMGF and Boston Common (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Boston Common under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Friess would have received under the Former Subadvisory Agreement.

In connection with the hiring of Boston Common, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Brandywine Fund to AMG Boston Common Global Impact Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the MSCI All Country World Index and removed its secondary and tertiary benchmark indices.

Also in connection with the hiring of Boston Common, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.88% to 0.73%; (ii) a new contractual expense limitation agreement will take effect pursuant to which AMGF will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fees of up to 0.15% that Class I shares of the Fund are authorized to pay to financial intermediaries will be eliminated. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG Boston Common Global Impact Fund. All references to Friess and Friess of Delaware shall be deleted and all references to the subadviser to the Fund shall refer to Boston Common. All references to Scott W. Gates as the portfolio manager of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Corné Biemans, Praveen Abichandani, Matt Zalosh and Liz Su.

The section titled “Summary of the Funds – AMG Managers Brandywine Fund – Investment Objective” on page 3 is deleted and replaced with the following:

INVESTMENT OBJECTIVE

AMG Boston Common Global Impact Fund (the “Fund”) seeks long-term capital appreciation.

The section titled “Summary of the Funds – AMG Managers Brandywine Fund – Principal Investment Strategies” on page 3 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Boston Common Asset Management, LLC (“Boston Common” or the “Subadviser”) seeks to preserve and build capital over the long term through investing in a diversified portfolio of global equity securities. Equity securities include, but are not limited to, common stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Subadviser evaluates financial and sustainability criteria in seeking to identify companies that provide products or services enabling solutions that positively impact society and address sustainability challenges globally, as determined by Boston Common, with reference in part to the United Nations’ Sustainable Development Goals (“SDGs”). The Fund generally seeks to invest in companies having a market capitalization of $2 billion or more at the time of purchase.

Under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of Boston Common, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.

The Subadviser selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk analysis. The Subadviser seeks companies with sound governance and a history of responsible financial management that it believes are capable of consistent, visible profitability over a long-term period. The Fund seeks to invest in companies that the Subadviser believes are operating successfully in economic sectors with superior end-market growth or are beneficiaries of broader sector themes the Subadviser has identified, but that the Subadviser judges to be trading at discounts to their intrinsic value. The Subadviser integrates sustainability criteria into the stock selection process and prefers firms that seek to work toward at least one of the SDGs with innovative approaches to environmental or social challenges through their products and services, as well as their policies or practices.

The Subadviser believes that evaluating a company’s contributions to areas such as climate change, water scarcity, human rights, and labor practices requires a nuanced, judgment-based approach. The Subadviser uses criteria that are industry-specific and evaluates each company in relation to its peers. The Subadviser typically seeks companies with a superior record on ESG issues as determined by the Subadviser, as well as a commitment to good standards and compliance. The Subadviser also seeks to invest in companies that it believes recognize the effect of their supplier standards on vendors’ practices and work to improve practices in their supply chains. Conversely, the Subadviser looks to avoid companies that it views as egregious violators of regulations; those that appear to exhibit a pattern of negligence on ESG issues; and those that have a deteriorating record on measurable conduct in these areas.

The Fund may invest in companies that do not yet meet the Subadviser’s sustainability criteria in all areas if they meet the Subadviser’s comprehensive ESG guidelines and contribute meaningfully to sustainability solutions, including those described by the SDGs. In such cases, the Fund may exercise its rights as a shareholder to practice constructive engagement and encourage management to adopt more responsible policies.

The Subadviser employs active shareowner engagement to raise environmental, social, and governance issues with the management of select portfolio companies. Through this effort, the Subadviser seeks to encourage company management teams toward greater transparency, accountability, disclosure, and commitment to ESG issues.

The section titled “Summary of the Funds – AMG Managers Brandywine Fund – Principal Risks” beginning on page 3 is revised to add the following as principal risks of the Fund:

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Also with respect to the section titled “Summary of the Funds – AMG Managers Brandywine Fund – Principal Risks” beginning on page 3, “Sector Risk” is deleted and replaced with the following:

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

Also with respect to the section titled “Summary of the Funds – AMG Managers Brandywine Fund – Principal Risks” beginning on page 3, the principal risks shall appear in the following order: Market Risk; Foreign Investment Risk; Emerging Markets Risk; Currency Risk; ESG Investing Risk; Growth Stock Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Management Risk; Mid-Capitalization Stock Risk; Political Risk; Sector Risk; Small-Capitalization Stock Risk; and Value Stock Risk.

In the section titled “Summary of the Funds – AMG Managers Brandywine Fund – Performance” beginning on page 4, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, Boston Common was appointed as subadviser to the Fund and the Fund changed its name to “AMG Boston Common Global Impact Fund,” adopted its current investment strategies and began comparing its performance to the MSCI All Country World Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Brandywine Fund – Performance” beginning on page 4 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG Boston Common Global Impact Fund	1 Year	5 Years	10 Years
Class I Return Before Taxes	29.71%	16.20%	10.87%
Class I Return After Taxes on Distributions	25.70%	14.94%	10.27%
Class I Return After Taxes on Distributions and Sale of Fund Shares	20.37%	13.00%	8.98%
MSCI All Country World Index[1] (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%
Russell 3000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.26%	20.67%	16.93%

[1]

The MSCI All Country World Index replaced the Russell 3000® Growth Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Brandywine Fund – Portfolio Management” on page 5 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

Boston Common Asset Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Corné Biemans

Co-Chief Investment Officer of U.S. Strategies/Global Analyst of Boston Common;

Portfolio Manager of the Fund since March 2021.

Praveen Abichandani, CFA

Co-Chief Investment Officer of U.S. Strategies/Global Analyst of Boston Common;

Portfolio Manager of the Fund since March 2021.

Matt Zalosh, CFA

Chief Investment Officer of International Strategies/Global Analyst of Boston Common;

Portfolio Manager of the Fund since March 2021.

Liz Su, CFA

Portfolio Manager/Global Analyst of Boston Common;

Portfolio Manager of the Fund since March 2021.

The section titled “Additional Information About the Funds – AMG Managers Brandywine Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 9 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Subadviser employs active shareowner engagement to raise environmental, social, and governance issues with the management of select portfolio companies. To facilitate this process, the Subadviser uses a variety of methods, which may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with their proxy voting guidelines, and actively participating in the annual shareholder meeting process. Through this effort, the Subadviser seeks to encourage company management teams toward greater transparency, accountability, disclosure, and commitment to ESG issues.

The Fund may sell a security when the security’s price reaches a set target, if the Subadviser believes that other investments are more attractive, if the Subadviser believes an issuer no longer meets its ESG guidelines, or for other reasons the Subadviser may determine.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 13 is revised to add the following as principal risks of the Fund:

CURRENCY RISK

The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent the Fund invests directly in non-U.S. currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s exposure to non-U.S. currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

EMERGING MARKETS RISK

Investments in emerging markets involve all of the risks of foreign investments (see Foreign Investment Risk), and also have additional risks. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subject to increased economic, political, or regulatory uncertainties. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

ESG INVESTING RISK

Applying the Fund’s ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

LIQUIDITY RISK

Liquidity risk is the risk that the Fund may not be able to dispose of investments readily at favorable times or prices or may have to sell them at a loss. For example, investments in non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.

POLITICAL RISK

Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

Also with respect to the section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 13, “Sector Risk” is revised to remove the fourth and sixth sentences.

The fourth, fifth, sixth and seventh paragraphs of the section titled “Additional Information About the Funds – Fund Management” on page 15 are deleted and the following is added with respect to the Fund:

AMG BOSTON COMMON GLOBAL IMPACT FUND

Boston Common has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Boston Common, if earlier. Boston Common is located at 200 State Street, 7th Floor, Boston, Massachusetts 02109. As of December 31, 2020, Boston Common had assets under management of approximately $3.9 billion. The senior partners of Boston Common hold a majority of the equity of the firm. AMG holds a minority equity interest in Boston Common.

Corné Biemans, Praveen Abichandani, Matt Zalosh and Liz Su are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, and have managed the Fund since March 2021. Mr. Biemans joined Boston Common in 2012 and serves as Co-Chief Investment Officer of U.S. Strategies. Mr. Abichandani joined Boston Common in 2004 and has served as Co-Chief Investment Officer of U.S. Strategies since 2012. Mr. Zalosh joined Boston Common in 2003 and has served as Chief Investment Officer of International Strategies since 2005. Ms. Su joined Boston Common in 2014 and serves as Portfolio Manager. Each is also a Global Analyst at Boston Common.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:

The sections under “Summary of the Funds – AMG Managers Brandywine Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 3 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee[1]	0.73%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses	0.93%

[1]	Expense information has been restated to reflect current fees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$95	$296	$515	$1,143

In the section titled “Additional Information About the Funds – AMG Managers Brandywine Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 9, the first paragraph is deleted and replaced with the following:

The Investment Manager has contractually agreed, through at least February 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual fund operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.

The following is added to the eighth paragraph of the section titled “Additional Information About the Funds – Fund Management” beginning on page 15 and replaces any different information in the section with respect to the management fee payable by the Fund:

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.73% of the average daily net assets of the Fund.

The following is added to the section titled “Shareholder Guide – Your Account” on page 17 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Shareholders of Class I shares of AMG Boston Common Global Impact Fund do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.

The section titled “Shareholder Guide – Investing Through an Intermediary” beginning on page 17 is revised to reflect that Class I shares of the Fund do not bear shareholder servicing fees.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

APPENDIX D

Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers Brandywine Blue Fund

Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Brandywine Blue Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Friess Associates, LLC (“Friess”), the Fund’s former subadviser, and Friess Associates of Delaware, LLC (“Friess of Delaware”), the Fund’s former sub-subadviser, effective March 19, 2021 (the “Implementation Date”). The appointment of Veritas was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Friess with respect to the Fund (the “Former Subadvisory Agreement”) and the former sub-subadvisory agreement among AMGF, Friess and Friess of Delaware with respect to the Fund, which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Friess would have received under the Former Subadvisory Agreement.

In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Brandywine Blue Fund to AMG Veritas Global Real Return Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Bloomberg Barclays US Treasury Inflation-Linked Bond Index and removed its secondary and tertiary benchmark indices.

Also in connection with the hiring of Veritas, the Board approved the following fee change for the Fund, which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: a new contractual expense limitation agreement will take effect pursuant to which AMGF will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG Veritas Global Real Return Fund. All references to Friess and Friess of Delaware shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Scott W. Gates as the portfolio manager of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Andrew Headley and Mike Moore.

The section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Investment Objective” on page 6 is deleted and replaced with the following:

INVESTMENT OBJECTIVE

AMG Veritas Global Real Return Fund (the “Fund”) seeks to deliver real returns over the medium and longer term.

The section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Principal Investment Strategies” on page 6 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in global equities and derivatives.

The Fund primarily invests in equity securities listed or traded on exchanges. The Fund intends to invest primarily in developed markets and economies, although it may invest in emerging markets. The Fund may invest up to 25% of its net assets in emerging market countries.

The Fund intends to invest in long positions to achieve long term capital growth and overlay short positions in index futures in order to preserve capital. The Fund seeks to achieve a return on a compounded annualized basis exceeding inflation, which is measured by the return of the Bloomberg Barclays US Treasury Inflation-Linked Bond Index. By investing long and short, the Fund will employ leverage, principally through the use of derivative positions. The Fund will take focused equity positions identified via the analysis of Veritas Asset Management LLP, the subadviser to the Fund (“Veritas” or the “Subadviser”), which will focus on identifying long term themes and trends and then proceed to identifying companies within those identified themes and trends that it believes have sound business models, strong management and disciplined financial controls. The themes and trends are identified with an emphasis on in-house research, although external research is also used.

Under normal circumstances, the Fund invests at least 35% (or if conditions are not favorable, in the view of Veritas, at least 25%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.

The Fund will generally invest in mid- to large-capitalization companies, although the Fund may also invest in small-capitalization companies. The Fund generally invests in companies with market capitalizations greater than $5 billion. The Fund currently expects to hold between 30 and 40 positions at any time.

Long positions will generally be held through direct investments. Short positions will be held through derivative positions. The Fund generally expects to take short positions in index futures in order to preserve capital. The Fund may also gain exposure through investments in exchange-traded funds (“ETFs”) and options. It is anticipated that the Fund may hold up to 100% of its net asset value in long positions and up to 75% of its net asset value in short positions.

The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level at any point typically relates to the Subadviser’s individual security selection process, and therefore may vary, depending on the Subadviser’s desired security weightings. The Fund’s cash and cash equivalent holdings may serve as collateral for the Fund’s derivatives positions.

The section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Principal Risks” beginning on page 6 is revised to remove “Growth Stock Risk” and “Sector Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:

Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

High Cash Balance Risk—when the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

Leverage Risk—borrowing and some derivative investments such as futures, forward commitment transactions and swaps may magnify smaller adverse market movements into relatively larger losses.

Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Small-Capitalization Stock Risk—although the Fund may invest in securities in any capitalization range, securities of small-capitalization companies may pose additional risks. The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Valuation Risk—the Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Also with respect to the section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Principal Risks” beginning on page 6, the principal risks shall appear in the following order: Market Risk; Management Risk; Foreign Investment Risk; Focused Investment Risk; Leverage Risk; Credit and Counterparty Risk; Currency Risk; Derivatives Risk; Emerging Markets Risk; Exchange-Traded Fund Risk; High Cash Balance Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Mid-Capitalization Stock Risk; Political Risk; Small-Capitalization Stock Risk; Valuation Risk; and Value Stock Risk.

In the section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Performance” on page 7, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, Veritas was appointed as subadviser to the Fund and the Fund changed its name to “AMG Veritas Global Real Return Fund,” adopted its current investment strategies and began comparing its performance to the Bloomberg Barclays US Treasury Inflation-Linked Bond Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Performance” on page 7 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG Veritas Global Real Return Fund	1 Year	5 Years	10 Years
Class I Return Before Taxes	34.60%	18.53%	12.46%

Class I Return After Taxes on Distributions	26.10%	15.64%	11.07%

Class I Return After Taxes on Distributions and Sale of Fund Shares	23.12%	14.31%	10.05%

Bloomberg Barclays US Treasury Inflation-Linked Bond Index[1] (reflects no deduction for fees, expenses or taxes)	10.99%	5.08%	3.81%

Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%

[1]

The Bloomberg Barclays US Treasury Inflation-Linked Bond Index replaced the Russell 1000® Growth Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Portfolio Management” on page 8 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

Veritas Asset Management LLP

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Andrew Headley

Head of Global of Veritas;

Portfolio Manager of the Fund since March 2021.

Mike Moore

Fund Manager and Analyst of Veritas;

Portfolio Manager of the Fund since March 2021.

The section titled “Additional Information About the Funds – AMG Managers Brandywine Blue Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 11 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund generally expects to sell a particular security when the Subadviser believes the security’s intrinsic value has been achieved and there will be no subsequent price upgrade or greater opportunities exist elsewhere. The Fund may also consider selling a particular security in other circumstances, including if the Subadviser believes a fundamental change in the company’s outlook occurs or there is a thesis breach, for example, if there are unexplained changes in management, accounting irregularities or corporate governance issues.

As discussed above, the Fund may invest in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 13 is revised to reflect that “Growth Stock Risk” and “Sector Risk” are no longer principal risks of the Fund; to reflect that “Small-Capitalization Stock Risk” is a principal risk of the Fund; and to add the following as principal risks of the Fund:

CREDIT AND COUNTERPARY RISK

An issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. To the extent the Fund has significant exposure to a counterparty under a derivatives contract (or multiple derivatives contracts), this risk may be particularly pronounced for the Fund. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent the Fund invests directly in non-U.S. currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s exposure to non-U.S. currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

Options, swaps, futures, forwards and other derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates, or indices, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. Derivative transactions typically involve leverage and may be highly volatile. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets, rates or indices underlying them. Some derivatives are also subject to credit and counterparty risk in that a counterparty may fail to honor its contract terms, causing a loss for the Fund. Government regulation of derivative instruments may limit or prevent the Fund from using such instruments as part of its investment strategies or result in materially increasing costs in using such instruments, which could adversely affect the Fund.

EMERGING MARKETS RISK

Investments in emerging markets involve all of the risks of foreign investments (see Foreign Investment Risk), and also have additional risks. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subject to increased economic, political, or regulatory uncertainties. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

EXCHANGE-TRADED FUND RISK

Funds that invest in ETFs may be subject to risk. ETFs are generally investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and a fund that invests in ETFs will bear a proportionate share of such fees and expenses. As a result, an investment by the Fund in an ETF could lead to higher operating expenses and lower performance than if the Fund were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of securities held by the ETF, including the risks that an ETF’s returns may not match the returns of the underlying index.

HIGH CASH BALANCE RISK

When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

LEVERAGE RISK

Borrowing, and some derivative investments such as futures and forward commitment transactions and swaps, may create investment leverage. Leverage generally magnifies smaller adverse market movements into relatively larger losses for the Fund. There is no assurance that the Fund will leverage its portfolio, or if it does, that the leveraging strategy will be successful.

LIQUIDITY RISK

Liquidity risk is the risk that the Fund may not be able to dispose of investments or close out derivatives transactions readily at favorable times or prices or may have to sell them at a loss. For example, investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.

POLITICAL RISK

Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.

VALUATION RISK

The Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. In addition, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

The fourth, fifth, sixth and seventh paragraphs of the section titled “Additional Information About the Funds – Fund Management” on page 15 are deleted and the following is added with respect to the Fund:

AMG VERITAS GLOBAL REAL RETURN FUND

Veritas has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Veritas, if earlier. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas.

Andrew Headley and Mike Moore are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, and have managed the Fund since March 2021. Mr. Headley is Head of Global, Co-Fund Manager of the Veritas global strategies and a Managing Partner of Veritas. He has 25 years’ investment experience. Prior to joining Veritas in 2003, he was an Analyst and Portfolio Manager at WP Stewart from 2001 to 2003 and at Newton Investment Management from 1996 to 2001. Mr. Headley also worked as a Tax Consultant at Price Waterhouse from 1993 to 1996. Mr. Moore is Alternate Fund Manager for Veritas’ Global strategy (with the exception of the Veritas Global Equity Income Fund) and Analyst specializing in Technology, who joined Veritas in 2014. Previously, he was a Global Analyst at M&G Investments from 2005 to 2014 and held a prior role at Barclays Wealth Management.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:

The sections under “Summary of the Funds – AMG Managers Brandywine Blue Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 6 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.88%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.17%
Fee Waiver and Expense Reimbursements[1]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.16%

[1]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least February 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through February 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$118	$370	$642	$1,419

In the section titled “Additional Information About the Funds – AMG Managers Brandywine Blue Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 11, the first paragraph is deleted and replaced with the following:

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class I shares are authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table. Please see “Your Account” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least February 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The following is added to the section titled “Shareholder Guide – Your Account” on page 17 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Shareholders of Class I shares of AMG Veritas Global Real Return Fund may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

APPENDIX E

PAST PERFORMANCE OF BOSTON COMMON IN SIMILAR ACCOUNTS (GLOBAL IMPACT STRATEGY)

The bar chart and table below set forth the investment performance for the periods indicated of all discretionary fee-paying equity accounts (the “Accounts”) with investment objectives, policies and strategies substantially similar to those of AMG Boston Common Global Impact Fund, managed by Boston Common for at least one full month and that bear explicit commissions costs, regardless of tax status and size, and that are not publicly traded (the “Composite” or the “Boston Common Global Impact Composite”). The performance information shows changes in the Composite’s performance from year to year and how the Composite’s performance compares over the same periods to the performance of the Fund’s benchmark, the MSCI All Country World Index. Performance of the Composite has been adjusted to give effect on a monthly basis to (i) AMG Boston Common Global Impact Fund’s current Class N fees and expenses, taking into account the Fund’s contractual expense limitation, and, separately, (ii) AMG Boston Common Global Impact Fund’s proposed Class N fees and expenses if the New Global Impact Subadvisory Agreement is approved and the related fee changes described in the Proxy Statement take effect, taking into account the Fund’s contractual expense limitation. The inception date of the Composite is September 30, 2018.

The table illustrates how the performance of the Composite has varied since the Composite’s inception. Composite performance does not reflect reinvestment of dividend and capital gain distributions. The investment results of the Composite presented below are unaudited. Unlike AMG Boston Common Global Impact Fund, none of the Accounts are subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if all of the accounts included in the Composite had been regulated as investment companies under the federal securities laws. Boston Common has calculated returns for the Composite based on Global Investment Performance Standards (GIPS), not in the manner required for mutual funds by the SEC.

The performance shown below is provided solely to illustrate Boston Common’s performance in managing the Accounts, is not the performance of AMG Boston Common Global Impact Fund, and is not indicative of the Fund’s future performance. Had the Fund been in operation and/or managed by Boston Common during all periods for which Composite performance information is shown, the Fund’s performance may have differed due to factors such as investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the Accounts is not indicative of future rates of return and is no indication of future performance of the Fund. As noted above, performance of the Composite has been adjusted to give effect on a monthly basis to (i) the Fund’s current Class N fees and expenses, taking into account the Fund’s contractual expense limitation, and, separately, (ii) the Fund’s proposed Class N fees and expenses if the New Global Impact Subadvisory Agreement is approved and the related fee changes described in the Proxy Statement take effect, taking into account the Fund’s contractual expense limitation.

Boston Common Global Impact Composite: Performance adjusted to give effect on a monthly basis to AMG Boston Common Global Impact’s current Class N fees and expenses, taking into account the Fund’s contractual expense limitation.

Calendar Year Total Returns as of 12/31/2020

Year End	Boston Common Global Impact Composite	MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)
2020	24.44%	16.25%
2019	26.38%	26.60%

Average Annual Total Returns as of 12/31/2020

Period	Boston Common Global Impact Composite	MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)
1 Year	24.44%	16.25%
Since inception (9/30/2018)	15.78%	11.75%

E-1

Boston Common Global Impact Composite: Performance adjusted to give effect on a monthly basis to AMG Boston Common Global Impact’s proposed Class N fees and expenses if the New Global Impact Subadvisory Agreement is approved and the related fee changes described in the Proxy Statement take effect, taking into account the Fund’s contractual expense limitation.

Calendar Year Total Returns as of 12/31/2020

Year End	Boston Common Global Impact Composite	MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)
2020	24.66%	16.25%
2019	26.60%	26.60%

Average Annual Total Returns as of 12/31/2020

Period	Boston Common Global Impact Composite	MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)
1 Year	24.66%	16.25%
Since inception (9/30/2018)	15.98%	11.75%

E-2

APPENDIX F

PAST PERFORMANCE OF VERITAS IN SIMILAR ACCOUNTS (GLOBAL LONG/SHORT GBP HEDGED COMPOSITE)

The bar chart and table below set forth the investment performance for the periods indicated of all discretionary fee paying portfolios (the “Accounts”) with investment objectives, policies and strategies substantially similar to those of AMG Veritas Global Real Return Fund, managed by Veritas (the “Composite” or the “Veritas Global Long/Short GBP Hedged Composite”). The performance information shows changes in the Composite’s performance from year to year and how the Composite’s performance compares over the same periods to the performance of the Fund’s benchmark, the Bloomberg Barclays US Treasury Inflation-Linked Bond Index. Performance of the Composite has been adjusted to give effect on a monthly basis to the maximum management fee for a pooled fund in the Composite, 1.5% per annum, which is higher than the Fund’s Class N fees and expenses. The Composite was created in May 2016, with performance history dating to January 29, 2010.

The table illustrates how the performance of the Composite has varied since the inception of the Composite’s performance history. Composite performance does not reflect reinvestment of dividend and capital gain distributions. The investment results of the Composite presented below are unaudited. Unlike AMG Veritas Global Real Return Fund, none of the Accounts are subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if all of the accounts included in the Composite had been regulated as investment companies under the federal securities laws. Veritas has calculated returns for the Composite based on Global Investment Performance Standards (GIPS), not in the manner required for mutual funds by the SEC.

The performance shown below is provided solely to illustrate Veritas’ performance in managing the Accounts, is not the performance of AMG Veritas Global Real Return Fund, and is not indicative of the Fund’s future performance. Had the Fund been in operation and/or managed by Veritas during all periods for which Composite performance information is shown, the Fund’s performance may have differed due to factors such as investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the Accounts is not indicative of future rates of return and is no indication of future performance of the Fund. As noted above, performance of the Composite has been adjusted to give effect on a monthly basis to the maximum management fee for a pooled fund in the Composite, 1.5% per annum.

Calendar Year Total Returns as of 12/31/2020

Year End	Veritas Global Long/Short GBP Hedged Composite	Bloomberg Barclays US Treasury Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)
2020	8.73%	10.99%
2019	18.14%	8.43%
2018	-3.47%	-1.26%
2017	17.89%	3.01%
2016	1.08%	4.68%
2015	-0.15%	-1.44%
2014	1.37%	3.64%
2013	10.50%	-8.61%
2012	9.34%	6.98%
2011	1.10%	13.56%

F-1

Average Annual Total Returns as of 12/31/2020

Period	Veritas Global Long/Short GBP Hedged Composite	Bloomberg Barclays US Treasury Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)
1 Year	8.73%	10.99%
5 Years	8.12%	5.08%
10 Years	6.21%	3.81%

F-2

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	(1)	ABC Corp. John Doe, Treasurer

(2)	ABC Corp. c/o John Doe, Treasurer	(2)	John Doe, Treasurer

(3)	ABC Corp. Profit Sharing Plan	(3)	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	(1)	Jane Doe, Trustee

(2)	Jane Doe, Trustee u/t/d 12/28/78	(2)	Jane Doe

Custodial Accounts

(1)	John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1)	John Smith

(2)	John Smith	(2)	John Smith, Executor

PROXY CARD
VOTER PROFILE:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Voter ID: Security ID: 123123123
Shares to Vote: ** confidential Household ID: 123456
**please call the phone number to the right for more information
VOTE REGISTERED TO:

Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (877) 478-5043 Toll Free
SHAREHOLDER REGISTRATION

Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
CONTROL NUMBER: 1234 5678 9101

AMG FUNDS I

AMG BOSTON COMMON GLOBAL IMPACT FUND (FORMERLY AMG MANAGERS BRANDYWINE FUND)

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2021

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG Boston Common Global Impact Fund (the “Global Impact Fund” or the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held on MAY 18, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG BOSTON COMMON GLOBAL IMPACT FUND”, and include in your email your full name along with your request for the conference line number. That number will be sent to you, allowing you to call into the Meeting. We encourage you to vote your shares prior to the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 478-5043. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/Boston2021.pdf

AMG BOSTON COMMON GLOBAL IMPACT FUND

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds I (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each proposal.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:   🌑

PROPOSALS:	FOR	AGAINST	ABSTAIN

1. To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Boston Common Asset Management, LLC with respect to the Global Impact Fund.	o	o	o

2.  To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

	o	o	o

3. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR YOUR CONSIDERATION.

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PROXY CARD
VOTER PROFILE:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Voter ID: Security ID: 123123123
Shares to Vote: ** confidential Household ID: 123456
**please call the phone number to the right for more information
VOTE REGISTERED TO:

Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (877) 478-5043 Toll Free
SHAREHOLDER REGISTRATION

Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
CONTROL NUMBER: 1234 5678 9101

AMG FUNDS I

AMG VERITAS GLOBAL REAL RETURN FUND (FORMERLY AMG MANAGERS BRANDYWINE BLUE FUND)

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2021

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG Veritas Global Real Return Fund (the “Global Real Return Fund” or the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held on MAY 18, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG VERITAS GLOBAL REAL RETURN FUND”, and include in your email your full name along with your request for the conference line number. That number will be sent to you, allowing you to call into the Meeting. We encourage you to vote your shares prior to the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 478-5043. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/VeritasGlobal2021.pdf

AMG VERITAS GLOBAL REAL RETURN FUND

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds I (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each proposal.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:   🌑

PROPOSALS:	FOR	AGAINST	ABSTAIN

1. To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Veritas Asset Management LLP with respect to the Global Real Return Fund.	o	o	o

2. To approve a change in the Global Real Return Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”	o	o	o

3.  To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

	o	o	o

4. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR YOUR CONSIDERATION.

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